Exhibit 10.2

OMNIBUS AMENDMENT NO. 5

TO COMBINED CREDIT AGREEMENTS

THIS OMNIBUS AMENDMENT NO. 5 TO COMBINED CREDIT AGREEMENTS (this “Amendment”), dated as of June 21, 2013, is among QUICKSILVER RESOURCES INC., (the “U.S. Borrower”), QUICKSILVER RESOURCES CANADA INC., (the “Canadian Borrower”) (collectively, the “Combined Borrowers”), JPMORGAN CHASE BANK, N.A., as global administrative agent (in such capacity, the “Global Administrative Agent”), JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian administrative agent (in such capacity, the “Canadian Administrative Agent” and, together with the Global Administrative Agent, the “Administrative Agents”), and each of the U.S. Lenders and Canadian Lenders party hereto.

R E C I T A L S

A. The U.S. Borrower, the Global Administrative Agent and the various financial institutions party thereto as Agents or Lenders (the “U.S. Lenders”) entered into that certain Amended and Restated Credit Agreement dated as of December 22, 2011 (as amended by Omnibus Amendment No. 1 dated as of May 23, 2012, Omnibus Amendment No. 2 dated as of August 6, 2012, Omnibus Amendment No. 3 dated as of October 5, 2012, and Omnibus Amendment No. 4 dated as of April 30, 2013, and as amended, supplemented or modified, the “U.S. Credit Agreement”).

B. Quicksilver Resources Inc., as parent, the Canadian Borrower, the Canadian Administrative Agent, the Global Administrative Agent, and the various financial institutions party thereto as agents or lenders (the “Canadian Lenders”) entered into that certain Amended and Restated Credit Agreement dated as of December 22, 2011 (as amended by Omnibus Amendment No. 1 dated as of May 23, 2012, Omnibus Amendment No. 2 dated as of August 6, 2012, Omnibus Amendment No. 3 dated as of October 5, 2012, and Omnibus Amendment No. 4 dated as of April 30, 2013, and as amended, supplemented or modified, the “Canadian Credit Agreement”) (the U.S. Credit Agreement and the Canadian Credit Agreement being collectively referred to as the “Combined Credit Agreements”).

C. The Combined Borrowers have requested that the Required Lenders and the Required U.S. Lenders agree, and the Required Lenders and the Required U.S. Lenders have agreed, to amend certain provisions of the Combined Credit Agreements to, among other things, facilitate the incurrence of Permitted Second Lien Debt.

D. The U.S. Guarantors are party to that certain Guaranty Agreement dated as of September 6, 2011 (as amended, supplemented or modified, the “U.S. Guaranty”).

E. The U.S. Guarantors and the Canadian Guarantors are party to that certain Guaranty Agreement dated as of December 22, 2011 (as amended, supplemented or modified, the “Canadian Guaranty” and, together with the U.S. Guaranty, the “Guaranties”).

F. The U.S. Borrower and certain U.S. Guarantors are party to that certain Pledge Agreement dated as of December 22, 2011 (as amended, supplemented or modified, the “U.S. Pledge Agreement”).

G. The Canadian Borrower and certain Canadian Guarantors are party to that certain Pledge Agreement dated October 26, 2012 (as amended, supplemented or modified, the “Canadian Pledge Agreement” and, together with the U.S. Pledge Agreement, the “Pledge Agreements”; the Pledge Agreements and the Guaranties, the “Specified Collateral Documents”).

H. The U.S. Borrower is party to that certain Mortgage, Deed of Trust Mortgage, Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement dated as of September 6, 2011, as amended by that First Amendment thereto dated December 22, 2011 and that Second Amendment thereto dated as of the date hereof, which is attached hereto as Exhibit B (the “Second Mortgage Amendment”).

I. To comply with Section 8.13(f) of each Combined Credit Agreement and to facilitate uniformity between the Specified Collateral Documents and certain Second Lien Debt Documents, the Combined Borrowers are complying with a request by the Global Administrative Agent to amend the Specified Collateral Documents pursuant to this Amendment and to enter into the Second Mortgage Amendment.

J. In accordance with the requirements of Section 9.02(u) of each Combined Credit Agreement and in connection with the expected incurrence of Permitted Second Lien Debt on the date hereof, the U.S. Borrower, certain U.S. Guarantors, the Global Administrative Agent, as representative for the Secured Parties, Credit Suisse AG, Cayman Islands Branch, as representative for the initial holders of such expected Permitted Second Lien Debt, and The Bank of New York Mellon Trust Company N.A., as trustee under a Second Lien Debt Agreement and agent for the holders of such expected Permitted Second Lien Debt, have agreed to enter into a Second Lien Intercreditor Agreement substantially in the form of Exhibit C attached hereto on the date hereof.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given to such term in the U.S. Credit Agreement, as amended by this Amendment. Unless otherwise indicated, all section references in this Amendment refer to applicable section of the Combined Credit Agreements.

Section 2. Amendments to Combined Credit Agreements.

2.1 Amendments to Table of Contents. Page (iv) of the table of contents of each of the Combined Credit Agreements is amended to add Schedule 1.01 attached hereto as Exhibit A.

2.2 Amendments to Section 1.02—Certain Defined Terms.

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(a) The following definitions are hereby added where alphabetically appropriate to each of the Combined Credit Agreements:

“Fifth Omnibus Amendment” means that certain Omnibus Amendment No. 5 To Combined Credit Agreements, dated as of June 21, 2013, among Quicksilver Resources Inc., Quicksilver Resources Canada Inc., the Global Administrative Agent and the other parties party thereto.

“Specified Second Lien Transaction Costs” means the “Transaction Costs” (as defined in the Second Lien Debt Documents on the date hereof) that are related to the initial incurrence of Permitted Second Lien Debt.”

(b) The definition of “Cash Interest Expense” in the:

(i) U.S. Credit Agreement is hereby amended to read as follows:

““Cash Interest Expense” means, with respect to the Borrower and the Consolidated Restricted Subsidiaries on a consolidated basis for any period, Interest Expense for such period, less the sum of (a) pay-in-kind Interest Expense or other non-cash Interest Expense (including as a result of the effects of purchase accounting), (b) to the extent included in Interest Expense, the amortization of any financing fees paid by, or on behalf of, the Borrower or any Consolidated Restricted Subsidiary, including such fees paid in connection with the Transactions, (c) the amortization of debt discounts, if any, or fees and deferred gains or losses with respect to Swap Agreements in respect of interest rates, (d) interest income of the Borrower and the Consolidated Restricted Subsidiaries actually received in cash for such period, (e) any charges related to any premium or penalty paid, write off of deferred financing costs or other financial recapitalization charges in connection with redeeming or retiring any indebtedness prior to its stated maturity, (f) to the extent included in Interest Expense, any interest paid on property and income tax payments, litigation settlements or any other obligation that does not constitute Debt and (g) interest expense capitalized during such period; provided that (i) Cash Interest Expense shall exclude any (x) one-time financing fees paid in connection with the Transactions or any amendment of this Agreement or the Canadian Credit Agreement and (y) one-time consent or similar fees paid to holders of the Existing Debt in connection with the refinancing of the Existing Subordinated Notes in an amount not to exceed $15,000,000 in the aggregate, (ii) if the Borrower or any Consolidated Restricted Subsidiary shall have Redeemed, incurred, replaced or repriced any Existing Debt, Permitted Second Lien Debt or Permitted Additional Debt during such period, Cash Interest Expense shall be subject to pro forma adjustments for such Redemption, incurrence, replacement or repricing as if such Redemption, incurrence, replacement or repricing had occurred on the first day of such period in a manner satisfactory to the Global Administrative Agent and (iii) with respect to the repayment of the Loans occurring substantially concurrently with the consummation of the Barnett Shale Joint Venture, Cash Interest Expense shall be subject to pro forma adjustment for such repayment, with the amount of

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such repayment being deemed to be no greater than $155,000,000 for purposes of such adjustment, as if such repayment had occurred on the first day of such period in a manner satisfactory to the Global Administrative Agent.”

(ii) Canadian Credit Agreement is hereby amended to read as follows:

““Cash Interest Expense” means, with respect to the Parent and the Consolidated Restricted Subsidiaries on a consolidated basis for any period, Interest Expense for such period, less the sum of (a) pay-in-kind Interest Expense or other non-cash Interest Expense (including as a result of the effects of purchase accounting), (b) to the extent included in Interest Expense, the amortization of any financing fees paid by, or on behalf of, the Parent or any Consolidated Restricted Subsidiary, including such fees paid in connection with the Transactions, (c) the amortization of debt discounts, if any, or fees and deferred gains or losses with respect to Swap Agreements in respect of interest rates, (d) interest income of the Parent and the Consolidated Restricted Subsidiaries actually received in cash for such period, (e) any charges related to any premium or penalty paid, write off of deferred financing costs or other financial recapitalization charges in connection with redeeming or retiring any indebtedness prior to its stated maturity, (f) to the extent included in Interest Expense, any interest paid on property and income tax payments, litigation settlements or any other obligation that does not constitute Debt and (g) interest expense capitalized during such period; provided that (i) Cash Interest Expense shall exclude any (x) one-time financing fees paid in connection with the Transactions or any amendment of this Agreement or the U.S. Credit Agreement and (y) one-time consent or similar fees paid to holders of the Existing Debt in connection with the refinancing of the Existing Subordinated Notes in an amount not to exceed $15,000,000 in the aggregate, (ii) if the Parent or any Consolidated Subsidiary shall have Redeemed, incurred, replaced or repriced any Existing Debt, Permitted Second Lien Debt or Permitted Additional Debt during such period, Cash Interest Expense shall be subject to pro forma adjustments for such Redemption, incurrence, replacement or repricing as if such Redemption, incurrence, replacement or repricing had occurred on the first day of such period in a manner satisfactory to the Global Administrative Agent and (iii) with respect to the repayment of the Loans occurring substantially concurrently with the consummation of the Barnett Shale Joint Venture, Cash Interest Expense shall be subject to pro forma adjustment for such repayment, with the amount of such repayment being deemed to be no greater than $155,000,000 for purposes of such adjustment, as if such repayment had occurred on the first day of such period in a manner satisfactory to the Global Administrative Agent.”

(c) In the definition of “Consolidated Net Income” in each Combined Credit Agreement:

(i) Clause (d) is hereby amended to read as follows:

“(d) non-cash gains, losses or adjustments, including non-cash gains, losses or adjustments under authoritative guidance from the FASB as a result of changes in the fair market

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value of derivatives and any gains or losses attributable to writeups or writedowns of assets, including ceiling test writedowns and writedowns under authoritative guidance from the FASB as a result of accounting for oil and gas activities, goodwill and other intangible assets, and property, plant and equipment (for the avoidance of doubt, realized gains or losses will be counted in Consolidated Net Income in the quarter that cash is actually received or paid, including with respect to the Swap Restructuring which occurred during the fiscal year ended December 31, 2012 (it being understood that, notwithstanding anything to the contrary herein, (i) the parties intend for gains resulting from such Swap Restructuring to be added to and losses resulting from such Swap Restructuring to be deducted from, in each case, Consolidated Net Income in the quarter that cash is actually received or paid in respect thereof and not to count such gains or losses as non-cash gains or losses, and (ii) the amount of such gains and losses, in each case, shall be the amounts set forth in Schedule 1.01));”

(ii) Clause (h) is hereby amended to read as follows:

“(h) any fees and expenses incurred in connection with (i) the proposed Barnett Shale Transaction in an aggregate amount not to exceed $9,000,000 (it being understood that such transaction refers to the contemplated MLP transaction in respect of the MLP Barnett Shale Assets and does not refer to the Barnett Shale Joint Venture), (ii) the Second Omnibus Amendment, (iii) the Fourth Omnibus Amendment and (iv) any strategic transactions in respect of the Barnett Shale Joint Venture, asset dispositions or acquisitions or the evaluation thereof or of other transactions, whether or not consummated, which, in each case, are paid in the fiscal year ended December 31, 2013 and are in an aggregate amount not to exceed $5,000,000;”

(iii) Clause (k) is hereby amended to read as follows:

“(k) severance, retirement, separation or other related expenses in an aggregate amount not to exceed $10,500,000;”

(iv) The following new sentence is hereby added at the end of the definition of “Consolidated Net Income”:

“It is understood, for avoidance of doubt, that, with respect to determining whether any cap on an amount that may be excluded from Consolidated Net Income has been exceeded, the phrase ‘in an aggregate amount’ shall refer to amounts excluded in respect of applicable events that occurred in such period and in any prior periods (e.g., clause (k) permits any severance, retirement, separation or other related expenses incurred during the term of this Agreement to be excluded so long as the total amount of such expenses does not exceed $10,500,000).”

(d) The definition of “Material Acquisition” in the:

(i) U.S. Credit Agreement is hereby amended to read as follows:

“Material Acquisition” means the acquisition of the Equity Interests of a Person or the acquisition of assets from a Person, in each case for consideration of at least $25,000,000; provided that if Borrower or its Restricted Subsidiaries exercises

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Borrower’s right to pay the “Full Completion” difference pursuant to and as defined in that certain agreement dated March 19, 2012 by and between Borrower and Eni Petroleum US LLC causing Borrower’s interest in the wells subject to that agreement to revert to Borrower, then such reversion shall be treated as a Material Acquisition regardless of the consideration paid for purposes of determining whether EBITDAX shall be subject to pro forma adjustment for such acquisition.”

(i) Canadian Credit Agreement is hereby amended to read as follows:

“Material Acquisition” means the acquisition of the Equity Interests of a Person or the acquisition of assets from a Person, in each case for consideration of at least $25,000,000; provided that if the Parent or its Restricted Subsidiaries exercises Parent’s right to pay the “Full Completion” difference pursuant to and as defined in that certain agreement dated March 19, 2012 by and between Parent and Eni Petroleum US LLC causing Parent’s interest in the wells subject to that agreement to revert to Parent, then such reversion shall be treated as a Material Acquisition regardless of the consideration paid for purposes of determining whether EBITDAX shall be subject to pro forma adjustment for such acquisition.”

(e) The definition of “EBITDAX” in the each of the Combined Credit Agreement is hereby amended to add the following sentence to the end of such definition: “For avoidance of doubt, no expense or charge shall be added back to Consolidated Net Income for purposes of determining EBITDAX to the extent such expense or charge has been already excluded for purposes of determining Consolidated Net Income”.

(f) To reflect the incurrence of Permitted Second Lien Debt, the definition of “Permitted Liens” in the:

(i) U.S. Credit Agreement is hereby amended to read as follows:

““Permitted Liens” means with respect to (a) any Oil and Gas Property of the Borrower or any Restricted Subsidiary of the types described in clauses (a), (b), (c), (e) and (f) of the definition of “Oil and Gas Properties” evaluated in the Reserve Reports used in the most recent determination of the Global Borrowing Base, the Liens permitted under clauses (a), (b), (c), (g), (h), (j) and (n) of Section 9.03, (b) any Equity Interests issued by any Restricted Subsidiary, Liens of the type described in clause (a) of the definition of “Excepted Liens” or clause (n) of Section 9.03 and (c) all property and assets (other than those referred to in the foregoing clauses (a) and (b)), Liens of the type listed under Section 9.03.”

(ii) Canadian Credit Agreement is hereby amended to read as follows:

““Permitted Liens” means with respect to (a) any Oil and Gas Property of the Parent or any Restricted Subsidiary of the types described in clauses (a), (b), (c), (e) and (f) of the definition of “Oil and Gas Properties” evaluated in the Reserve Reports used in the most recent determination of the Global Borrowing Base, the Liens permitted under clauses (a), (b), (c), (g), (h), (j) and (n) of Section 9.03, (b) any Equity Interests issued by any Restricted Subsidiary, Liens of the type described in clause (a) of the definition of

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“Excepted Liens” or clause (n) of Section 9.03 and (c) all property and assets (other than those referred to in the foregoing clauses (a) and (b)), Liens of the type listed under Section 9.03.”

(g) The definition of “Secured Parties” in

(i) U.S. Credit Agreement is hereby amended to read:

““Secured Parties” means the Agents, the Lenders, the Bank Product Providers, Secured Swap Providers and any Issuing Bank.”

(ii) Canadian Credit Agreement is hereby amended to read:

““Secured Parties” means the Agents, the Lenders, the Bank Product Providers, Secured Swap Providers and any Issuing Bank.”

2.3 Amendment to Section 6.02—Each Credit Event.

(a) Section 6.02 of the U.S. Credit Agreement is hereby amended by adding the following words to the end of Section 6.02(a) before the period:

“ and no Secured Indebtedness or Canadian Secured Indebtedness will fail to constitute “Senior Obligations” (as defined in the Second Lien Intercreditor Agreement attached to the Fifth Omnibus Amendment as Exhibit C).”

(b) Section 6.02 of the Canadian Credit Agreement is hereby amended by adding the following words to the end of Section 6.02(a) before the period:

“ and no Secured Indebtedness or U.S. Secured Indebtedness will fail to constitute “Senior Obligations” (as defined in the Second Lien Intercreditor Agreement attached to the Fifth Omnibus Amendment as Exhibit C).”

2.4 Amendment to Section 8.01(h) —Other Requested Information.

(a) The parenthetical in Section 8.01(h) of the U.S. Credit Agreement is hereby amended to read:

“(including, without limitation, (i) any Canadian Pension Plan, Plan or Multiemployer Plan and any reports or other information required to be filed under ERISA and (ii) the “Cap Amount” and the Borrower or any Restricted Subsidiary’s incurrence or issuance of Debt, if any, secured by a “Prior Lien” or the existence of such Debt (for purposes of this parenthetical, each quoted term has the meaning ascribed to it in the Second Lien Intercreditor Agreement attached as Exhibit C to the Fifth Omnibus Amendment))”

(b) The parenthetical in Section 8.01(h) of the Canadian Credit Agreement is hereby amended to read:

“(including, without limitation, (i) any Canadian Pension Plan, Plan or Multiemployer

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Plan and any reports or other information required to be filed under ERISA and (ii) the “Cap Amount” and the Parent or any Restricted Subsidiary’s incurrence or issuance of Debt, if any, secured by a “Prior Lien” or the existence of such Debt (for purposes of this parenthetical, each quoted term has the meaning ascribed to it in the Second Lien Intercreditor Agreement attached as Exhibit C to the Fifth Omnibus Amendment))”

2.5 Amendment to Section 8.13(c)—Additional Guarantors.

(a) Section 8.13(c)(ii)(A) of the U.S. Credit Agreement is hereby amended to add the words “and other Person who executes the Guaranty Agreement to guarantee payment of the Secured Indebtedness” before the “;”.

(b) Section 8.13(c)(i) of the Canadian Credit Agreement is hereby amended to add the words “and other Person who executes the U.S. Guaranty Agreement to guarantee payment the U.S. Secured Indebtedness” before the “;”.

2.6 Amendments to Section 9.02—Debt.

(a) Section 9.02(u) of the U.S. Credit Agreement is hereby amended to read:

“(u) Debt under the Second Lien Debt Documents incurred by the Borrower and any Guarantees thereof by a Guarantor (including any Persons becoming Guarantors simultaneously with the incurrence of such Debt), the principal amount of which Debt does not exceed the lesser of (x) $825,000,000 and (y) the initial principal amount of Permitted Second Lien Debt incurred under this Section 9.02(u) (it being understood that such initial incurrence may be in the form of loans, notes or a combination thereof incurred substantially concurrently); provided that (i) immediately before, and after giving effect to, the incurrence of any such Debt (and any concurrent repayment of Debt with the proceeds of such incurrence), no Default exists or would exist, and along with clauses (ii) through (vii) below, as certified by a Financial Officer of the Borrower to the Global Administrative Agent, (ii) such Debt shall not have terms that are materially more restrictive than the terms of the Loan Documents (it being understood that (x) in no event shall the Permitted Second Lien Debt contain a financial maintenance covenant and (y) the terms of the Second Lien Debt Documents for such Permitted Second Lien Debt as disclosed to the Global Administrative Agent prior to the date hereof, are not materially more restrictive than the terms of the Loan Documents for purposes of this clause (ii)), (iii) such Debt does not have any scheduled amortization of principal prior to the Maturity Date, (iv) such Debt does not have mandatory prepayment provisions (other than (A) a provision whereby the Borrower will offer to repurchase the Permitted Second Lien Debt upon a change of control (as defined therein) subject to the conditions to making such repurchase set forth in Section 9.05(a) being satisfied, (B) a provision requiring the Borrower to repay the initial incurrence of Permitted Second Lien Debt using any proceeds thereof that were not used to Redeem Existing Debt or pay Specified Second Lien Transaction Costs, in each case, within ninety (90) days of the closing date thereof and (C) provisions with respect to asset sales or casualty events that satisfy clause (vi) below) that would result in such Debt being repaid prior to the Secured Indebtedness or Canadian Secured Indebtedness, (v) such Debt has a maturity no earlier than ninety-

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one (91) days after the Maturity Date, (vi) such Debt does not prohibit prior repayment of Loans or the Canadian Loans, (vii) such Debt shall be at all times subject to a Second Lien Intercreditor Agreement and the Secured Indebtedness and Canadian Secured Indebtedness shall be secured on a senior priority basis to such Debt, (viii) immediately before, and after giving effect to, the incurrence of any such Debt (and any concurrent repayment of Debt with the proceeds of such incurrence), the Borrower and the Guarantors are solvent (as determined (A) conclusively by reference to a certificate of a Financial Officer delivered in connection with the incurrence of such Permitted Second Lien Debt, if such a certificate is delivered in connection with the incurrence of such Permitted Second Lien Debt or (B) conclusively by a certificate of a Financial Officer to the Global Administrative Agent certifying solvency in accordance with the requirements set forth in Section 7.18, if a solvency certificate is not delivered in connection with the incurrence of such Permitted Second Lien Debt) and (ix) the Global Administrative Agent shall have received (A) final drafts of a Second Lien Debt Agreement (and any other Second Lien Debt Documents reasonably requested by the Global Administrative Agent) two (2) Business Days prior to the incurrence of such Permitted Second Lien Debt, (B) executed copies of such Second Lien Debt Agreement upon the incurrence of such Debt and (C) promptly upon subsequent reasonable request by the Global Administrative Agent, any Second Lien Debt Documents;

provided further that on the later of (x) July 1, 2013 or (y) the forty-fifth (45th) day after the closing date of the initial Second Lien Debt Agreement (such date, the “Adjustment Date”), (A) the Global Borrowing Base and U.S. Borrowing Base then in effect on the Adjustment Date shall be automatically reduced by an amount equal to the product of (1)(x) the stated principal amount of such Permitted Second Lien Debt minus (y) the sum of (I) any portion of proceeds thereof used to refinance or redeem Existing Debt and (II) the amount of any prepayment premiums or penalties paid in connection with such refinancing of Existing Debt and any fees (including original issue discount), costs and expenses paid in respect of such refinancing or the incurrence of such Permitted Second Lien Debt, not to exceed $90,000,000 in the aggregate for this clause (II) multiplied by (2) 0.25, and (B) the Global Borrowing Base and U.S. Borrowing Base as so reduced shall become the new Global Borrowing Base and U.S. Borrowing Base applicable to the Borrower, the Global Administrative Agent, the Issuing Bank and the Lenders until the next redetermination or modification thereof hereunder. For purposes of this Section 9.02(u), the “stated principal amount” shall mean the stated face amount of such Debt without giving effect to any original issue discount.”

(b) Section 9.02(u) of the Canadian Credit Agreement is hereby amended to read:

“(u) Debt under the Second Lien Debt Documents incurred by the Parent and any Guarantees thereof by a Guarantor (including any Persons becoming Guarantors simultaneously with the incurrence of such Debt), the principal amount of which Debt does not exceed the lesser of (x) $825,000,000 and (y) the initial principal amount of Permitted Second Lien Debt incurred under this Section 9.02(u) (it being understood that such initial incurrence may be in the form of loans, notes or a combination thereof incurred substantially concurrently); provided that (i) immediately before, and after

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giving effect to, the incurrence of any such Debt (and any concurrent repayment of Debt with the proceeds of such incurrence), no Default exists or would exist, and along with clauses (ii) through (vii) below, as certified by a Financial Officer of the Parent to the Global Administrative Agent, (ii) such Debt shall not have terms that are materially more restrictive than the terms of the Loan Documents (it being understood that (x) in no event shall the Permitted Second Lien Debt contain a financial maintenance covenant and (y) the terms of the Second Lien Debt Documents for such Permitted Second Lien Debt as disclosed to the Global Administrative Agent prior to the date hereof are not materially more restrictive than the terms of the Loan Documents for purposes of this clause (ii)), (iii) such Debt does not have any scheduled amortization of principal prior to the Maturity Date, (iv) such Debt does not have mandatory prepayment provisions (other than (A) a provision whereby the Parent will offer to repurchase the Permitted Second Lien Debt upon a change of control (as defined therein) subject to the conditions to making such repurchase set forth in Section 9.05(a) being satisfied, (B) a provision requiring the Borrower to repay the initial incurrence of Permitted Second Lien Debt using any proceeds thereof that were not used to Redeem Existing Debt or pay Specified Second Lien Transaction Costs, in each case, within ninety (90) days of the closing date thereof and (C) provisions with respect to asset sales or casualty events that satisfy clause (vi) below) that would result in such Debt being repaid prior to the Secured Indebtedness or Canadian Secured Indebtedness, (v) such Debt has a maturity no earlier than ninety-one (91) days after the Maturity Date, (vi) such Debt does not prohibit prior repayment of U.S. Loans or the Loans, (vii) such Debt shall be at all times subject to a Second Lien Intercreditor Agreement and the U.S. Secured Indebtedness and Secured Indebtedness shall be secured on a senior priority basis to such Debt, (viii) immediately before, and after giving effect to, the incurrence of any such Debt (and any concurrent repayment of Debt with the proceeds of such incurrence), the Parent and the Guarantors are solvent (as determined (A) conclusively by reference to a certificate of a Financial Officer delivered in connection with the incurrence of such Permitted Second Lien Debt, if such a certificate is delivered in connection with the incurrence of such Permitted Second Lien Debt or (B) conclusively by a certificate of a Financial Officer to the Global Administrative Agent certifying solvency in accordance with the requirements set forth in Section 7.18, if a solvency certificate is not delivered in connection with the incurrence of such Permitted Second Lien Debt) and (ix) the Global Administrative Agent shall have received (A) final drafts of a Second Lien Debt Agreement (and any other Second Lien Debt Documents reasonably requested by the Global Administrative Agent) two (2) Business Days prior to the incurrence of such Permitted Second Lien Debt, (B) executed copies of such Second Lien Debt Agreement upon the incurrence of such Debt and (C) promptly upon subsequent reasonable request by the Global Administrative Agent, any Second Lien Debt Documents;

provided further that on the later of (x) July 1, 2013 or (y) the forty-fifth (45th) day after the closing date of the initial Second Lien Debt Agreement (such date, the “Adjustment Date”), (A) the Global Borrowing Base and U.S. Borrowing Base then in effect on the Adjustment Date shall be automatically reduced by an amount equal to the product of (1)(x) the stated principal amount of such Permitted Second Lien Debt minus (y) the sum of (I) any portion of proceeds thereof used to refinance or redeem Existing Debt and (II) the amount of any prepayment premiums or penalties paid in connection with such

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refinancing of Existing Debt and any fees (including original issue discount), costs and expenses paid in respect of such refinancing or the incurrence of such Permitted Second Lien Debt, not to exceed $90,000,000 in the aggregate for this clause (II) multiplied by (2) 0.25, and (B) the Global Borrowing Base and U.S. Borrowing Base as so reduced shall become the new Global Borrowing Base and U.S. Borrowing Base applicable to the Parent, the Global Administrative Agent, the Administrative Agent, the Issuing Bank and the Lenders until the next redetermination or modification thereof hereunder. For purposes of this Section 9.02(u), the “stated principal amount” shall mean the stated face amount of such Debt without giving effect to any original issue discount.”

2.7 Amendments to Section 9.05—Repayment of Debt; Amendment of Indentures and Second Lien Debt Agreement

(a) Section 9.05(a)(III)(iii) of the U.S. Credit Agreement is hereby amended to read:

“(iii) Redeem Existing Debt, Permitted Additional Debt or Permitted Second Lien Debt using the net cash proceeds from (A) the sale of assets permitted by Section 9.10 and (B) the issuance of the Permitted Second Lien Debt if, in each case, (1) no Default has occurred and is continuing at the time such Redemption is made or would result from the making of such Redemption, (2) the Global Borrowing Base Utilization Percentage, after giving effect to the making of such Redemption, is less than 75% (it being understood that for purposes of this clause (2) any amount of Combined LC Exposure that has been cash collateralized in a manner satisfactory to each Issuing Bank and the Global Administrative Agent shall be deemed not to constitute Combined Credit Exposure for purposes of determining the Global Borrowing Base Utilization Percentage), (3) no Global Borrowing Base Deficiency or U.S. Borrowing Base Deficiency has occurred and is continuing at the time such Redemption is made and (4) after giving effect to such Redemption, the Borrower is in pro forma compliance with Section 9.01; and”

(b) Section 9.05(a)(III)(iii) of the Canadian Credit Agreement is hereby amended to read:

“(iii) Redeem Existing Debt, Permitted Additional Debt or Permitted Second Lien Debt using the net cash proceeds from (A) the sale of assets permitted by Section 9.10 and (B) the issuance of the Permitted Second Lien Debt if, in each case, (1) no Default has occurred and is continuing at the time such Redemption is made or would result from the making of such Redemption, (2) the Global Borrowing Base Utilization Percentage, after giving effect to the making of such Redemption, is less than 75% (it being understood that for purposes of this clause (2) any amount of Combined LC Exposure that has been cash collateralized in a manner satisfactory to each Issuing Bank and the Administrative Agent shall be deemed not to constitute Combined Credit Exposure for purposes of determining the Global Borrowing Base Utilization Percentage), (3) no Global Borrowing Base Deficiency or U.S. Borrowing Base Deficiency has occurred and is continuing at the time such Redemption is made and (4) after giving effect to such Redemption, the Parent is in pro forma compliance with Section 9.01; and”

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(c) Section 9.05 of each Combined Credit Agreement is hereby amended by adding the following new Section 9.05(a)(III)(iv):

“(iv) Redeem the initial incurrence of Permitted Second Lien Debt (it being understood that such initial incurrence may be in the form of loans, notes or a combination thereof incurred substantially concurrently) using the net cash proceeds from the issuance of such Permitted Second Lien Debt to the extent such proceeds are not used to Redeem Existing Debt or pay Specified Second Lien Transaction Costs, in each case, within ninety (90) days of the closing date of such Permitted Second Lien Debt.”

(d) The proviso in clause (ii) of Section 9.05(b) of each of the Combined Credit Agreements is hereby amended to add the words “contemporaneous or future” immediately prior to the words “refinancing of the Existing Subordinated Notes”.

(e) Section 9.05(c) of the U.S. Credit Agreement is hereby amended to read:

“(c) if the Borrower or any Restricted Subsidiary issues any Debt that is subordinated in right of payment to the Secured Indebtedness or the Canadian Secured Indebtedness, as applicable, designate any other Debt (other than the Secured Indebtedness, the Canadian Secured Indebtedness, the Existing Debt, any Permitted Additional Debt and any Permitted Second Lien Debt) as “designated senior indebtedness” or “designated guarantor senior indebtedness” or gives any such other Debt any other similar designation for the purposes of any instrument under which that subordinated Debt is issued.”

(f) Section 9.05(c) of the Canadian Credit Agreement is hereby amended to read:

“(c) if the Parent or any Restricted Subsidiary issues any Debt that is subordinated in right of payment to the Secured Indebtedness or the U.S. Secured Indebtedness, as applicable, designate any other Debt (other than the Secured Indebtedness, the U.S. Secured Indebtedness, the Existing Debt, any Permitted Additional Debt and any Permitted Second Lien Debt) as “designated senior indebtedness” or “designated guarantor senior indebtedness” or give any such other Debt any other similar designation for the purposes of any instrument under which that subordinated Debt is issued.”

2.8 Amendment to Article 11—The Agents. Article 11 of each Combined Credit Agreement is hereby amended by adding the following new Section 11.12:

“Second Lien Intercreditor Agreement. Each Lender (and each Person that becomes a Lender hereunder pursuant to Section 12.04) hereby authorizes and directs the Global Administrative Agent to (a)(i) enter into a Second Lien Intercreditor Agreement on behalf of such Lender and (ii) amend the Security Instruments to reflect the existence of any Permitted Second Lien Debt (including making any change thereto in order to ensure compliance with Section 8.13(f)) and (b) agrees that Global Administrative Agent may take such actions on its behalf as is contemplated by the terms of such Second Lien Intercreditor Agreement.”

2.9 Amendment to Section 12.03—Expenses.

12

(a) Clause (i) of Section 12.03(a) of each Combined Credit Agreement is hereby amended by replacing the words “and the other Loan Documents” with the words “, the other Loan Documents and Second Lien Intercreditor Agreement”.

(b) Clause (iv) of Section 12.03(a) of each Combined Credit Agreement is hereby amended by replacing the words “or any other Loan Document” with the words “, any other Loan Document or Second Lien Intercreditor Agreement”.

2.10 Typographical Amendment to Selected Section. Section 4.04 of the U.S. Credit Agreement is hereby amended by deleting the words “Section 4.05” and “Section 4.06” from the last sentence thereof.

Section 3. Amendments to U.S. Guaranty and Canadian Guaranty.

3.1 The first sentence of Section 2 of each Guaranty is hereby amended by inserting the phrase “and the other Loan Documents” immediately after the phrase “set forth in the Credit Agreement”.

3.2 The first sentence of Section 7 of each of the U.S. Guaranty and Canadian Guaranty is hereby amended to read:

“If all or any part of the Secured Indebtedness at any time is secured, each Guarantor agrees that Administrative Agent and/or the Lenders may at any time and from time to time, at their discretion and with or without valuable consideration, allow substitution or withdrawal of collateral or other security and release collateral or other security or compromise or settle any amount due or owing under the Credit Agreement or amend or modify in whole or in part the Credit Agreement or any Loan Document executed in connection with same, without, in either case, impairing or diminishing the obligations of each Guarantor hereunder.”

3.3 Section 18 of the U.S. Guaranty and Section 30 of the Canadian Guaranty are hereby amended to insert the words “in each case,” immediately before the word “segregated”.

3.4 Section 19(a) of the U.S. Guaranty and Section 31(a) of the Canadian Guaranty are each hereby amended to update to telecopy number of the General Counsel to be “817-665-5021”.

3.5 Section 22(a) of the U.S. Guaranty and Section 36(a) of the Canadian Guaranty are each hereby amended to read:

“(a) At any time any Guarantor is sold or otherwise disposed of in a transaction permitted under the Credit Agreement, then in accordance with the terms of the Credit Agreement (including, without limitation, Section 8.13 and 9.10(d)) and receipt by the Administrative Agent of the evidence required by Section 8.13(d) of the Credit Agreement in connection with any such release, such Guarantor shall be released automatically from its obligations under this Guaranty.”.

Section 4. Amendments to Pledge Agreements.

13

4.1 Recital C of the U.S. Pledge Agreement is hereby amended to read:

“The Borrowers, the other Pledgors and/or one or more of the Borrower’s Restricted Subsidiaries and Secured Swap Providers (as defined in each of the Credit Agreements) (such secured swap providers, collectively, the “Secured Swap Providers” and each, a “Secured Swap Provider”) have entered into, or may enter into, Swap Agreements (collectively, the “Secured Swap Agreements” and each, a “Secured Swap Agreement”).”

4.2 Recital B of the Canadian Pledge Agreement is hereby amended to read:

“The Borrower, the other Pledgors and/or one or more of the Canadian Credit Parties and Secured Swap Providers have entered into, or may enter into, Swap Agreements (collectively, the “Secured Swap Agreements” and each, a “Secured Swap Agreement”).”

4.3 The following definition is hereby added where alphabetically appropriate to each of the Pledge Agreements:

(a) ““Equity Interests” means shares of capital stock, partnership interests, membership interests, beneficial interests or other ownership interests, whether voting or nonvoting, in, or interests in the income or profits of, a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any of the foregoing (other than, prior to the date of such conversion, Debt that is convertible into any such Equity Interests).”

4.4 Section 4.04(a) of the U.S. Pledge Agreement and Section 4.03(a) of the Canadian Pledge Agreement are hereby amended to delete the word “stock” immediately after the phrase “shall receive any”.

4.5 Section 4.04(d) of the U.S. Pledge Agreement and Section 4.03(d) of the Canadian Pledge Agreement are hereby amended to replace the word “occurrences” with the word “occurrence” in the last sentence thereof.

4.6 Section 7.06(a) of the U.S. Pledge Agreement is hereby amended to read:

(a) “All covenants, agreements, representations and warranties made by any Pledgor herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Combined Loan Document to which it is a party shall be considered to have been relied upon by the Pledgee and the Combined Secured Parties and shall survive the execution and delivery of this Agreement and the making of any Combined Loans and issuance of any Combined Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Pledgee or any Combined Secured Party may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect until the Secured Obligations are Paid In Full In Cash. The provisions of Section 7.03 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Combined Loans, the expiration or termination of the Combined Letters of Credit and the Combined Commitments or the termination of this Agreement, any other Combined Loan Document or any provision hereof or thereof.”.

14

4.7 Section 7.06(a) of the Canadian Pledge Agreement is hereby amended to read:

(b) “All covenants, agreements, representations and warranties made by any Pledgor herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document to which it is a party shall be considered to have been relied upon by the Pledgee and the Secured Parties and shall survive the execution and delivery of this Agreement and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Pledgee or any Secured Party may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect until the Secured Obligations are Paid In Full In Cash. The provisions of Section 7.03 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement, any other Loan Document or any provision hereof or thereof.”.

Section 5. Conditions Precedent.

5.1 This Amendment shall not become effective until the date on which each of the following conditions is satisfied (the “Fifth Amendment Effective Date”):

(a) The Global Administrative Agent shall have received from each of the Combined Borrowers, the Guarantors, the Required Lenders, the Global Administrative Agent and the Canadian Administrative Agent counterparts of this Amendment signed on behalf of each such Person.

(b) The Global Administrative Agent shall have received from each party duly executed counterparts of the Second Lien Intercreditor Agreement on terms reasonably satisfactory to the Global Administrative Agent.

(c) The Global Administrative shall have received (i) reasonably satisfactory evidence that the funding of the initial incurrence of the Permitted Second Lien Debt (it being understood that such initial incurrence may be in the form of loans, notes or a combination thereof incurred substantially concurrently) shall have occurred or shall occur substantially concurrently with Fifth Amendment Effective Date, (ii) executed copies of all Second Lien Debt Documents in respect of such Permitted Second Lien Debt and (iii) a certificate satisfying the requirements of Section 9.02(u)(i) in respect of such Permitted Second Lien Debt.

(d) The Combined Borrowers shall have paid all amounts due and payable in connection with this Amendment on or prior to the Fifth Amendment Effective Date, including, to the extent invoiced at least one (1) Business Day prior to such date, all documented out-of-pocket expenses required to be reimbursed or paid by the Combined Borrowers under the Combined Credit Agreements.

15

Section 6. Miscellaneous.

6.1 Confirmation. All of the terms and provisions of the Combined Credit Agreements, as amended by this Amendment, are, and shall remain, in full force and effect following the effectiveness of this Amendment.

6.2 Ratification and Affirmation; Representations and Warranties. Each Combined Borrower hereby (a) acknowledges the terms of this Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document (as defined in the applicable Combined Credit Agreement as used in this Section) to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein; and (c) represents and warrants to the Lenders (as defined in the applicable Combined Credit Agreement) that as of the date hereof, after giving effect to the terms of this Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects on and as of the Fifth Amendment Effective Date, except that to the extent any such representations and warranties are (x) expressly limited to an earlier date, in which case, on the Fifth Amendment Effective Date such representations and warranties shall continue to be true and correct as of such specified earlier date and (y) qualified by materiality, such representations and warranties (as so qualified) shall continue to be true and correct in all respects and (ii) no Default (as defined in the applicable Combined Credit Agreement) has occurred and is continuing as of the Fifth Amendment Effective Date. Each Guarantor (as defined in the applicable Combined Credit Agreement) (i) acknowledges the terms of this Amendment and (ii) ratifies and affirms (A) its respective obligations under the Loan Documents to which it is a party (including its guarantee obligations under the applicable Guaranty Agreement (as defined in the applicable Combined Credit Agreement) to which it is a party as amended hereby), all of which shall continue in full force and effect and (B) that the Liens created by the Loan Documents to which it is a party are valid and continuing and secure the Secured Indebtedness or Canadian Secured Indebtedness, as the case may be, in accordance with the terms thereof, in each case, after giving effect to this Amendment. This Amendment is a Loan Document.

6.3 Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart by facsimile or electronic mail shall be effective as delivery of a manually executed counterpart hereof.

6.4 Governing Law, Jurisdiction, etc. Sections 12.09 and 12.18 of the Canadian Credit Agreement shall be incorporated herein mutatis mutandis as this Amendment relates to the Canadian Credit Agreement and Sections 12.09 and 12.18 of the U.S. Credit Agreement shall be incorporated herein mutatis mutandis as this Amendment relates to the U.S. Credit Agreement.

[SIGNATURES BEGIN NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

QUICKSILVER RESOURCES INC., a Delaware corporation

By:	/s/ John C. Regan
Name: John C. Regan Title: Senior Vice President – Chief Financial Officer and Chief Accounting Officer

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 5 TO

COMBINED CREDIT AGREEMENTS

QUICKSILVER RESOURCES CANADA INC., an Alberta, Canada corporation

By:	/s/ John C. Regan
Name: John C. Regan Title: Senior Vice President – Chief Financial Officer

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 5 TO

COMBINED CREDIT AGREEMENTS

With respect to Sections 3, 4 and 6 hereof:

COWTOWN PIPELINE MANAGEMENT, INC., a Texas corporation

By:	/s/ John C. Regan
	Name:	John C. Regan
	Title:	Senior Vice President – Chief Financial Officer and Chief Accounting Officer

COWTOWN PIPELINE FUNDING, INC., a Delaware corporation

By:	/s/ John C. Regan
	Name:	John C. Regan
	Title:	Senior Vice President – Chief Financial Officer and Chief Accounting Officer

COWTOWN GAS PROCESSING L.P., a Texas limited partnership

By: Cowtown Pipeline Management, Inc., its general partner

By:	/s/ John C. Regan
	Name:	John C. Regan
	Title:	Senior Vice President – Chief Financial Officer and Chief Accounting Officer of Cowtown Pipeline Management, Inc., Cowtown Gas Processing L.P.’s general partner

COWTOWN PIPELINE L.P., a Texas limited partnership

By: Cowtown Pipeline Management, Inc., its general partner

By:	/s/ John C. Regan
	Name:	John C. Regan
	Title:	Senior Vice President – Chief Financial Officer and Chief Accounting Officer of Cowtown Pipeline Management, Inc., Cowtown Pipeline L.P.’s general partner

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 5 TO

COMBINED CREDIT AGREEMENTS

BARNETT OPERATING LLC., a Delaware limited liability company

By:	/s/ John C. Regan
	Name:	John C. Regan
	Title:	Senior Vice President – Chief Financial Officer and Chief Accounting Officer

SILVER STREAM PIPELINE COMPANY LLC., a Delaware limited liability company

By:	/s/ John C. Regan
	Name:	John C. Regan
	Title:	Senior Vice President – Chief Financial Officer and Chief Accounting Officer

QPP HOLDINGS LLC, a Delaware limited liability company

By:	/s/ John C. Regan
	Name:	John C. Regan
	Title:	Senior Vice President – Chief Financial Officer and Chief Accounting Officer

QPP PARENT LLC, a Delaware limited liability company

By:	Quicksilver Resources Inc., its sole member

By:	/s/ John C. Regan
	Name:	John C. Regan
	Title:	Senior Vice President – Chief Financial Officer and Chief Accounting Officer of Quicksilver Resources Inc., QPP Parent LLC’s sole member

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 5 TO

COMBINED CREDIT AGREEMENTS

JPMORGAN CHASE BANK, N.A., as a Lender under the U.S. Credit Agreement and as Global Administrative Agent

By:	/s/ David Morris
Name: David Morris
Title: Authorized Officer

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 5 TO

COMBINED CREDIT AGREEMENTS

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as a Lender under the Canadian Credit Agreement and as Canadian Administrative Agent

By:	/s/ Deborah Booth
Name: Deborah Booth
Title: Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 5 TO

COMBINED CREDIT AGREEMENTS

BANK OF AMERICA, N.A., as a Lender under the U.S. Credit Agreement

By:	/s/ Alia Qaddumi
Name: Alia Qaddumi
Title: Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 5 TO

COMBINED CREDIT AGREEMENTS

BANK OF AMERICA, N.A., (by its Canada Branch) as a Lender under the Canadian Credit Agreement

By:	/s/ Medina Sales de Andrade
Name: Medina Sales de Andrade
Title: Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 5 TO

COMBINED CREDIT AGREEMENTS

BRANCH BANKING & TRUST COMPANY, as a Lender under the U.S. Credit Agreement and the Canadian Credit Agreement

By:	/s/ Ryan K. Michael
Name: Ryan K. Michael
Title: Senior Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 5 TO

COMBINED CREDIT AGREEMENTS

CANADIAN IMPERIAL BANK OF COMMERCE, as a Lender under the Canadian Credit Agreement

By:	/s/ Randy Geislinger
Name: Randy Geislinger
Title: Executive Director

By:	/s/ Kevin McConnell
Name: Kevin McConnell
Title: Executive Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 5 TO

COMBINED CREDIT AGREEMENTS

CIBC INC., as a Lender under the U.S. Credit Agreement

By:	/s/ Daria Mahoney
Name: Daria Mahoney
Title: Authorized Signatory

By:	/s/ Robert Casey
Name: Robert Casey
Title: Authorized Signatory

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 5 TO

COMBINED CREDIT AGREEMENTS

CITIBANK, N.A., as a Lender under the U.S. Credit Agreement

By:	/s/ Phil Ballard
Name: Phil Ballard
Title: Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 5 TO

COMBINED CREDIT AGREEMENTS

CITIBANK, N.A., CANADIAN BRANCH, as a Lender under the Canadian Credit Agreement

By:	/s/ Jonathan Cain
Name: Jonathan Cain
Title: Authorized Signatory

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 5 TO

COMBINED CREDIT AGREEMENTS

COMERICA BANK, as a Lender under the U.S. Credit Agreement

By:	/s/ Ekaterina Evseev
Name: Ekaterina Evseev
Title: Assistant Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 5 TO

COMBINED CREDIT AGREEMENTS

COMERICA BANK, CANADA BRANCH, as a Lender under the Canadian Credit Agreement

By:	/s/ Omer Ahmed
Name: Omer Ahmed
Title: Portfolio Manager

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 5 TO

COMBINED CREDIT AGREEMENTS

COMPASS BANK, as a Lender under the U.S. Credit Agreement

By:	/s/ Umar Hassan
Name: Umar Hassan
Title: Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 5 TO

COMBINED CREDIT AGREEMENTS

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender under the U.S. Credit Agreement and the Canadian Credit Agreement

By:	/s/ Mark Roche
Name: Mark Roche
Title: Managing Director

By:	/s/ Michael Willis
Name: Michael Willis
Title: Managing Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 5 TO

COMBINED CREDIT AGREEMENTS

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender under the U.S. Credit Agreement

By:	/s/ Nupur Kumar
Name: Nupur Kumar
Title: Authorized Signatory

By:	/s/ Michael Spaight
Name: Michael Spaight
Title: Authorized Signatory

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 5 TO

COMBINED CREDIT AGREEMENTS

CREDIT SUISSE AG, TORONTO BRANCH, as a Lender under the Canadian Credit Agreement

By:	/s/ Alain Daoust
Name: Alain Daoust
Title: Authorized signatory

By:	/s/ Chris Gage
Name: Chris Gage
Title: Authorized signatory

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 5 TO

COMBINED CREDIT AGREEMENTS

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender under the U.S. Credit Agreement

By:	/s/ Marcus M. Tarkington
Name: Marcus M. Tarkington
Title: Director

By:	/s/ Dusan Lazarov
Name: Dusan Lazarov
Title: Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 5 TO

COMBINED CREDIT AGREEMENTS

EXPORT DEVELOPMENT CANADA, as a Lender under the U.S. Credit Agreement

By:	/s/ Trevor Mulligan
Name: Trevor Mulligan
Title: Asset Manager

By:	/s/ Talal M. Kairouz
Name: Talal M. Kairouz
Title: Senior Asset Manager

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 5 TO

COMBINED CREDIT AGREEMENTS

GOLDMAN SACHS BANK USA, as a Lender under the U.S. Credit Agreement

By:	/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 5 TO

COMBINED CREDIT AGREEMENTS

KEYBANK, N.A., as a Lender under the U.S. Credit Agreement

By:	/s/ Chulley Bogle
Name: Chulley Bogle
Title: Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 5 TO

COMBINED CREDIT AGREEMENTS

THE BANK OF NOVA SCOTIA, as a Lender under the U.S. Credit Agreement and the Canadian Credit Agreement

By:	/s/ Terry Donovan
Name: Terry Donovan
Title: Managing Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 5 TO

COMBINED CREDIT AGREEMENTS

THE ROYAL BANK OF SCOTLAND plc, as a Lender under the U.S. Credit Agreement

By:	/s/ David W. Stack
Name: David W. Stack
Title: Senior Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 5 TO

COMBINED CREDIT AGREEMENTS

THE ROYAL BANK OF SCOTLAND N.V., (CANADA) BRANCH, as a Lender under the Canadian Credit Agreement

By:	/s/ David W. Stack
Name: David W. Stack
Title: Authorized Signatory

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 5 TO

COMBINED CREDIT AGREEMENTS

TORONTO DOMINION (NEW YORK) LLC, as a Lender under the U.S. Credit Agreement

By:	/s/ Wallace Wong
Name: Wallace Wong
Title: Authorized Signatory

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 5 TO

COMBINED CREDIT AGREEMENTS

THE TORONTO-DOMINION BANK, as a Lender under the Canadian Credit Agreement

By:	/s/ Wallace Wong
Name: Wallace Wong
Title: Authorized Signatory

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 5 TO

COMBINED CREDIT AGREEMENTS

UBS LOAN FINANCE LLC, as a Lender under the U.S. Credit Agreement

By:	/s/ Lana Gifas
Name: Lana Gifas
Title: Director

By:	/s/ David Urban
Name: David Urban
Title: Associate Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 5 TO

COMBINED CREDIT AGREEMENTS

UBS AG CANADA BRANCH, as a Lender under the Canadian Credit Agreement

By:	/s/ Lana Gifas
Name: Lana Gifas
Title: Director

By:	/s/ David Urban
Name: David Urban
Title: Associate Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 5 TO

COMBINED CREDIT AGREEMENTS

WELLS FARGO BANK, N.A., as a Lender under the U.S. Credit Agreement

By:	/s/ Greg Smothers
Name: Greg Smothers
Title: Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 5 TO

COMBINED CREDIT AGREEMENTS

WELLS FARGO FINANCIAL CORPORATION CANADA, as a Lender under the Canadian Credit Agreement

By:	/s/ Greg Smothers
Name: Greg Smothers
Title: Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 5 TO

COMBINED CREDIT AGREEMENTS

EXHIBIT A

[Please see attached]

Deferred in OCI October 31, 2012		Total
	Quarter Cash Flow Deferred in OCI		Year Cash flow Deferred in OCI
Q1 2012	2,568,190
Q2 2012	7,255,609
Q3 2012	6,922,466
Q4 2012	5,830,628	2012	22,576,894
Q1 2013	2,907,161
Q2 2013	3,558,903
Q3 2013	3,339,336
Q4 2013	2,763,651	2013	12,569,051
Q1 2014	1,827,390
Q2 2014	2,898,704
Q3 2014	2,669,074
Q4 2014	2,050,931	2014	9,446,099
Q1 2015	1,173,592
Q2 2015	2,340,628
Q3 2015	2,098,322
Q4 2015	1,470,787	2015	7,083,328
Q1 2016	-3,629,988
Q2 2016	-3,137,012
Q3 2016	-3,219,324
Q4 2016	-3,307,272	2016	-13,293,596
Q1 2017	-3,409,968
Q2 2017	-2,932,083
Q3 2017	-3,007,430
Q4 2017	-3,106,660	2017	-12,456,141
Q1 2018	-3,205,590
Q2 2018	-2,749,740
Q3 2018	-2,803,320
Q4 2018	-2,869,368	2018	-11,628,018
Q1 2019	-2,931,100
Q2 2019	-2,559,680
Q3 2019	-2,599,677
Q4 2019	-2,625,462	2019	-10,715,919
Q1 2020	-2,655,033
Q2 2020	-2,268,741
Q3 2020	-2,314,827
Q4 2020	-2,350,853	2020	-9,589,455
Q1 2021	-2,351,822
Q2 2021	-2,095,537
Q3 2021	-2,141,935
Q4 2021	-2,158,649	2021	-8,747,942

EXHIBIT B

[Please see attached]

WHEN RECORDED, RETURN TO:

Simpson Thacher & Bartlett LLP

2 Houston Center

909 Fannin Street, Suite 1475

Houston, TX 77010-1014

Attention: Linda Daugherty

SECOND AMENDMENT TO MORTGAGE, DEED OF TRUST, ASSIGNMENT OF AS- EXTRACTED COLLATERAL, SECURITY AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT

SECOND AMENDMENT TO MORTGAGE, DEED OF TRUST, ASSIGNMENT OF AS-EXTRACTED COLLATERAL, SECURITY AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT (this “Amendment”) is entered into as of the effective time and date hereinafter stated (the “Effective Date”) by QUICKSILVER RESOURCES INC., a Delaware corporation with an address for notice hereunder of 801 Cherry St, Suite 3700, Unit 19, Fort Worth, Texas 76102 (the “Mortgagor”), and JPMORGAN CHASEBANK, N.A., with offices and banking quarters at 2200 Ross Ave., 3rd Floor, Dallas, Texas 75201, as Global Administrative Agent (“Mortgagee”) for its benefit and the benefit of the Canadian Administrative Agent, the other Secured Parties (as defined in each of the Credit Agreements) (collectively, the “Combined Secured Parties”).

R E C I T A L S

A. The Mortgagor, as borrower, JPMorgan Chase Bank, N.A., as global administrative agent (the “Global Administrative Agent”), and the various financial institutions party thereto as agents or lenders (the “U.S. Lenders”) entered into that certain Amended and Restated Credit Agreement dated as of December 22, 2011 (as amended by Omnibus Amendment No. 1 dated as of May 23, 2012, Omnibus Amendment No. 2 dated as of August 6, 2012, Omnibus Amendment No. 3 dated as of October 5, 2012, and Omnibus Amendment No. 4 dated as of April 30, 2013, and as further amended, supplemented or modified, the “U.S. Credit Agreement”)).

B. The Mortgagor, as parent, Quicksilver Resources Canada, Inc., the Canadian borrower, the JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian administrative agent, the Global Administrative Agent, and the various financial institutions party thereto as agents or lenders (the “Canadian Lenders”) entered into that certain Amended and Restated Credit Agreement dated as of December 22, 2011 (as amended by Omnibus Amendment No. 1 dated as of May 23, 2012, Omnibus Amendment No. 2 dated as of August 6, 2012, Omnibus Amendment No. 3 dated as of October 5, 2012, and Omnibus Amendment No. 4 dated as of April 30, 2013, and as further amended, supplemented or modified, the “Canadian Credit Agreement”) (the U.S. Credit Agreement and the Canadian Credit Agreement being collectively referred to as the “Combined Credit Agreements”).

C. The Mortgagor executed and delivered that certain Mortgage, Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement dated as of September 6, 2011 (as amended by the First Amendment (as defined below), further amended by this Amendment and as may be further amended, amended and restated, supplemented or otherwise modified from time to time, the “Mortgage”).

D. On December 22, 2011, Mortgagor, as borrower, and Mortgagee entered into the First Amendment To Mortgage, Deed Of Trust, Assignment Of As-Extracted Collateral, Security Agreement, Fixture Filing And Financing Statement with the Mortgagee (the “First Amendment”) to, among other things, secure the payment and performance of the Secured Indebtedness (as defined under the U.S. Credit Agreement) and the Secured Indebtedness (as defined under the Canadian Credit Agreement) (each such Secured Indebtedness being collectively referred to as the “Combined Secured Obligations”).

E. On the date hereof, the Mortgagor expects to enter into Permitted Second Lien Debt (as defined in the U.S. Credit Agreement) that will be secured pursuant to a mortgage by a second priority lien on the property that secures the Mortgage and in order to comply with Section 8.13(f) of each Combined Credit Agreement and to facilitate uniformity between the Mortgage and such mortgage, the Mortgagee is hereby amending the Mortgage pursuant to this Amendment at the request of the Mortgagee.

F. The Mortgagor and Mortgagee also desire to amend and supplement the Mortgage to add to Exhibit A thereto certain leases (including leases in Hood County, Texas that were inadvertently omitted from the Mortgage), which are described on Exhibit A attached hereto (the “Additional Properties”). With respect to any Additional Properties located in Erath County, Texas, a copy of the Mortgage is attached to the counterpart of this Amendment to be recorded in that county as Exhibit B.

G. The Mortgage was duly recorded in the office designated for filing of a record of deed of trust in the jurisdictions and under the recording information for each set forth in Annex I hereto.

NOW, THEREFORE, in view of the foregoing, Mortgagor and Mortgagee do hereby agree as follows:

1. All capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Mortgage (as amended hereby).

2. All references in the Mortgage to “this Mortgage”, as defined in the opening paragraph of the Mortgage shall mean the Mortgage as amended and supplemented hereby and as the same may from time to time be further amended, supplemented or otherwise modified.

3. All references in the Mortgage to “Exhibit A” shall mean Exhibit A as supplemented by the Additional Properties in this Amendment, as the same may from time to time be further amended or supplemented.

4. Section 1.03 of the Mortgage is amended to add the following definitions whereby alphabetically appropriate:

“Commodity Agreement” means, in respect of any Person, any futures contract, forward contract, commodity swap agreement, commodity option agreement or other similar agreement or arrangement in respect of Hydrocarbons purchased, used, produced, processed or sold by such Person and designed to protect such Person against fluctuations in Hydrocarbon prices.

“Secured Bank Product Agreements” means all Bank Products provided to the Mortgagor and its Restricted Subsidiaries by Bank Product Providers.

“Secured Swap Agreements” means all Swap Agreement between (x) the Mortgagor or its Restricted Subsidiaries and (y) a Secured Swap Provider

5. For avoidance of doubt, any references to the terms Secured Bank Product Agreements and Secured Swap Agreements in the First Amendment (including Section 5 and Section 6 thereof) mean Secured Bank Product Agreements and Secured Swap Agreements as defined in Section 3 hereof.

6. Section 1.03 of the Mortgage is amended to delete the definition of “Excluded Collateral” in its entirety and replace it with the following:

“Excluded Collateral” means (a) any vehicles, or any equipment the ownership of which is evidenced by certificate(s) of title, now or hereafter owned by the Mortgagor, (b) any Swap Agreements to which the Mortgagor is now or hereafter party, or any computer and software licenses now or hereafter held by the Mortgagor, that in each case under this clause (b) are nonassignable by their terms without the consent of the other party or parties thereto or the licensor or sublicensor thereof, as applicable (other than to the extent that such terms would be rendered ineffective pursuant to the Applicable UCC, including, but not limited to, Sections 9-406, 9-407, 9-408 or 9-409 of the Applicable UCC (or any successor provision or provisions) of any relevant jurisdiction and other than to the extent all necessary consents to creation, attachment and perfection of the Mortgagee’s Liens thereon have been obtained) and, in any event, immediately upon the ineffectiveness, lapse or termination of such terms or the obtainment of such consents, such Swap Agreements or licenses shall cease to constitute Excluded Collateral, (c) any “Collateral” as defined in any Pledge Agreement executed by the Mortgagor or any Restricted Subsidiary, (d) Property subject to Liens permitted by Section 9.03(k) of the Credit Agreement solely in the event and to the extent that a grant or perfection of a Lien in favor of the Mortgagee on any such Property is prohibited by or results in a breach or termination of, or constitutes a default under, the documentation governing such Liens or the obligations secured by such Liens (other than to the extent that such terms would be rendered ineffective pursuant to the Applicable UCC including, but not limited to, Sections 9-406, 9-407, 9-408 or 9-409 of the Applicable UCC (or any successor provision or provisions) of any relevant jurisdiction and other than to the extent all necessary consents to creation, attachment and perfection of the Mortgagee’s Liens thereon have been obtained) and, in any event, immediately upon the ineffectiveness, lapse or termination of such terms or the obtainment of such consents, such property shall cease to constitute Excluded Collateral, (e) any personal property lease, contract, permit, license, franchise or letter of credit right solely (A) with respect to contracts and other agreements to the extent entered into prior to the date hereof and (B) in the event and to the extent that a grant or perfection of a Lien on such personal property lease, contract, permit, license, franchise or letter of credit right is prohibited by law or results in a breach or termination of, or constitutes a default under, any such personal property lease, contract, permit, license, franchise or letter of credit right (other than to the extent that such law or terms would be rendered ineffective pursuant to the Applicable UCC including, but not limited to, Sections 9-406, 9-407, 9-408 or 9-409 of the Applicable UCC (or any successor provision or provisions) of any relevant jurisdiction and other than to the extent all necessary consents to creation, attachment and perfection of the Mortgagee’s Liens thereon have been obtained) and, in any event, immediately upon the ineffectiveness, lapse or termination of such law or terms or the obtainment of such consents, such personal property lease, contract, permit, license, franchise or letter of credit right shall cease to constitute Excluded Collateral, (f) any drilling rigs, rental equipment or other Personal Property which may be on any Oil and Gas Properties for the purpose of drilling a well or for other similar temporary uses, any Building or Manufactured (Mobile) Home and the contents of any Building or Manufactured (Mobile) Home that are not otherwise Oil and Gas Properties, and (g) assets manufactured by the Mortgagor for sale to third parties to the extent not used by the Mortgagor in connection with the operating, working or development of Hydrocarbon Interests or property and (h) any cash Proceeds of the Collateral which are the subject of a perfected Lien in favor of another Person which Lien is permitted under Section 9.03 of the Credit Agreement solely in the event and to the extent that a grant or perfection of a Lien in favor of the Mortgagee on any such cash Proceeds is prohibited by or results in a breach or termination of, or constitutes a default under, the documentation governing such Liens or the obligations secured by such Liens (other than to the extent that such terms would be rendered ineffective pursuant to the Applicable UCC including, but not limited to, Sections 9-406, 9-407, 9-408 or 9-409 of the Applicable UCC (or any successor provision or provisions) of any relevant jurisdiction and other than to the extent all necessary consents to the creation, attachment and perfection of the Mortgagee’s Liens thereon have been obtained) and, in any event, immediately upon the ineffectiveness, lapse or termination of such terms or the obtainment of such consents, such property shall cease to constitute Excluded Collateral.”

7. Section 1.03 of the Mortgage is amended to delete the definition of “Hydrocarbon Interests” in its entirety and replace it with the following:

“Hydrocarbon Interests” means all rights, titles, interests and estates and the lands and premises covered or affected thereby now or hereafter acquired by the Mortgagor in and to oil and gas leases, oil, gas and mineral leases, or other liquid or gaseous hydrocarbon leases, fee interests, surface interests, mineral fee interests, overriding royalty and royalty interests, net profit interests and production payment interests, including any reserved or residual interests of whatever nature, in each case, which are described on Exhibit A; provided that, it is the intent of the Mortgagor that all interests of such nature be subject to the Lien of this Mortgage even if (i) its interests on Exhibit A shall be incorrectly described or a description of a part or all of such property or the Mortgagor’s interests therein be omitted limited to particular lands, specified depths or particular types of property interests or (ii) such properties or interests may be hereafter acquired.”

8. Section 1.03 of the Mortgage is amended to delete the definition of “Lien” in its entirety and replace it with the following:

“Lien” means any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or contingent, and including but not limited to (a) the lien or security interest or floating charge arising from a mortgage, debenture, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes or (b) production payments and the like payable out of Oil and Gas Properties. The term “Lien” shall include easements, restrictions, servitudes, permits, conditions, covenants, exceptions or reservations. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset which is acquired or held subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.”

9. Section 1.03 of the Mortgage is amended to delete the definition of “Oil and Gas Properties” in its entirety and replace it with the following:

“Oil and Gas Properties” means (a) Hydrocarbon Interests; (b) the properties now or hereafter pooled or unitized with Hydrocarbon Interests; (c) all presently existing or future unitization, pooling agreements and declarations of pooled units and the units created thereby (including without limitation all units created under orders, regulations and rules of any Governmental Authority) which may affect all or any portion of the Hydrocarbon Interests; (d) all operating agreements, contracts and other agreements, including production sharing contracts and agreements, which relate to any of the Hydrocarbon Interests or the production, sale, purchase, transportation, exchange or processing of Hydrocarbons from or attributable to such Hydrocarbon Interests; (e) all Hydrocarbons in and under and which may be produced and saved or attributable to the Hydrocarbon Interests, including all oil in tanks, and all rents, issues, profits, proceeds, products, revenues and other incomes from or attributable to the Hydrocarbon Interests; (f) all tenements, hereditaments, appurtenances and properties in any manner appertaining, belonging, affixed or incidental to the Hydrocarbon Interests; and (g) all properties, rights, titles, interests and estates described or referred to above, including any and all property, real or personal, now owned or hereinafter acquired and, situated upon, used, held for use or useful in connection with the operating, working or development of any of such Hydrocarbon Interests or property (excluding drilling rigs, automotive equipment, rental equipment or other personal property which may be on such premises for the purpose of drilling a well or for other similar temporary uses and surface buildings, structures and the contents thereof which contents are not otherwise Oil and Gas Properties situated on such Hydrocarbon Interests or property) and (x) including any and all oil wells, gas wells, injection wells or other wells, fuel separators, liquid extraction plants, plant compressors, pumps, pumping units, field gathering systems, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements and servitudes, together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing and (y) excluding any of the foregoing assets described in clause (x) manufactured by the Mortgagor for sale to third parties to the extent not used by the Mortgagor in connection with the operating, working or development of any such Hydrocarbon Interests or property; provided that notwithstanding anything to the contrary contained herein, “Oil and Gas Properties” shall not include cash, Deposit Accounts or Securities Accounts.”

10. Section 2.01 of the Mortgage is amended to replace (a) the word “properties” appearing immediately after the phrase “or cover or relate to” with the word “Properties” and (b) the last two instances of the word “is” is the last paragraph of Section 2.01 of the Mortgage with the words “are”.

11. Section 2.02(e) of the Mortgage is amended to delete the phrase “Swap Agreement or any Commodity Contract”.

12. Section 2.02 of the Mortgage is amended to insert the following Section 2.02(f) thereto and accordingly renumber existing clauses of Section 2.02(f) though (m) to account for this insertion:

“(f) All rights under or interests in, and all other General Intangibles relating to, any Swap Agreement or Commodity Agreement in respect of the price or value of any Hydrocarbon, whether or not related to any Mortgaged Property, and all books and records pertaining to the foregoing;”

13. Section 3.03 of the Mortgage is hereby amended to read as follows:

“Section 3.03 Rights and Title of Consignee. In addition to the rights, titles and interests hereby conveyed pursuant to Section 2.01 of this Mortgage, the Mortgagor hereby grants to the Mortgagee those Liens given by purchasers of Hydrocarbons to secure their obligations in respect of sales at the wellhead, including those rights provided in § 9.343 of the Texas UCC, as amended from time to time, or any such similar applicable state law.

14. Section 5.15 of the Mortgage is hereby amended to replace the words “to resign” with the word “resign” in the fourth to last line thereof.

15. Section 7.02(b) of the Mortgage is hereby amended to replace the last instance of the word “the” with the word “such”.

16. Mortgagor hereby confirms that it has heretofore granted, bargained, sold, assigned, mortgaged, transferred and conveyed to Trustee for the benefit of Mortgagee, and granted a security interest to Mortgagee in, the Mortgaged Properties, and Mortgagor further grants, bargains, sells, assigns, mortgages, transfers and conveys to Trustee for the benefit of Mortgagee, and grants a security interest to Mortgagee in, the Mortgaged Properties, as amended hereby, on behalf of the Lenders to secure the payment and performance of the Indebtedness as amended herein.

17. Mortgagor hereby confirms that it has heretofore absolutely and unconditionally assigned, transferred, conveyed and granted a security interest and does hereby absolutely and unconditionally assign, transfer, convey and grant a security interest to Mortgagee, its successors and assigns, in and to:

(i) all of its As-Extracted Collateral located in or relating to the Mortgaged Properties located in the county where this Mortgage is filed, including without limitation, all As-Extracted Collateral relating to the Hydrocarbon Interests, the Hydrocarbons and all products obtained or processed therefrom;

(ii) the revenues and proceeds now and hereafter attributable to such Mortgaged Properties, including the Hydrocarbons, and said products and all payments in lieu, such as “take or pay” payments or settlements; and

(iii) all amounts and proceeds hereafter payable to or to become payable to the Mortgagor or now or hereafter relating to any part of such Mortgaged Properties and all amounts, sums, monies, revenues and income which become payable to the Mortgagor from, or with respect to, any of the Mortgaged Properties, present or future, now or hereafter constituting a part of the Hydrocarbon Interests.

18. The parties hereto hereby acknowledge and agree that except as specifically amended, changed or modified hereby, the Mortgage shall remain in full force and effect in accordance with its terms. None of the rights, titles and interests existing and to exist under the Mortgage are hereby released, diminished or impaired, and Mortgagor hereby reaffirms all covenants, representations and warranties made in the Mortgage.

19. This Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof.

[SIGNATURES BEGIN NEXT PAGE]

WITNESS THE EXECUTION HEREOF this 19th day of June, 2013 to be effective as of the 21st day of June, 2013 (the “Effective Date”).

QUICKSILVER RESOURCES INC., a Delaware corporation

By:	/s/ John c. Regan
Name:	John c. Regan
Title: Senior Vice President – Chief Financial Officer and Chief Accounting Officer

STATE OF TEXAS	§
COUNTY OF TARRANT	§

This instrument was acknowledged before me on June 19th, 2013 by John C. Regan, Senior Vice President - Chief Financial Officer and Chief Accounting Officer of Quicksilver Resources Inc., a Delaware corporation, on behalf of said corporation.

/s/ Leslie L. Rosser
Notary Public

Seal:

[Signature Page to Second Amendment to Mortgage]

WITNESS THE EXECUTION HEREOF this 20th day of June, 2013 to be effective as of the 21st day of June, 2013 (the “Effective Date”).

JPMorgan Chase Bank, N.A., as Global Administrative Agent

By:	/s/ David Morris
Name:	David Morris
Title:	Authorized Officer

STATE OF TEXAS	§
COUNTY OF DALLAS	§

This instrument was acknowledged before me this 20th day of June, 2013 by David Morris, as Authorized Officer of JPMorgan Chase Bank, N.A., a national banking association, on behalf of such association.

/s/ Ruth A. Sanchez
Notary Public

Seal:

[SEAL]

[Signature Page to Second Amendment to Mortgage]

ANNEX I

1. Mortgage, Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement dated as of September 6, 2011 from Quicksilver Resources Inc. for the benefit of JPMorgan Chase Bank, N.A., as Administrative Agent, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Denton County, Texas	#2011-85821	9/13/11
Hill County, Texas	Volume 1688, Page 342	9/16/11
Hood County, Texas	#2011-0009946	9/12/11
Johnson County, Texas	#201100021850	9/12/11
Parker County, Texas	Book 2866, Page 433	9/13/11
Somervell County, Texas	#20111675	9/12/11
Tarrant County, Texas	D211222156	9/13/11

2. First Amendment to Mortgage, Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement dated as of December 22, 2011 between Quicksilver Resources Inc. and JPMorgan Chase Bank, N.A., as Administrative Agent, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Denton County, Texas	#2012-13428	2/10/12
Hill County, Texas	Volume 1701, Page 506	1/31/12
Hood County, Texas	#2012-0000914	1/30/12
Johnson County, Texas	#201200002288	1/30/12
Parker County, Texas	Book 2892, Page 1287	1/30/12
Somervell County, Texas	#20120321	2/27/12
Tarrant County, Texas	#D212068042	3/21/12

EXHIBIT A

[On file with Simpson Thacher & Bartlett LLP]

EXHIBIT B

[On file with Simpson Thacher & Bartlett LLP]

EXHIBIT C

[Please see attached]

[Signature Page to Second Amendment to Mortgage]

EXECUTION VERSION

SECOND LIEN INTERCREDITOR AGREEMENT

among

QUICKSILVER RESOURCES INC.,

the other Grantors party hereto,

JPMORGAN CHASE BANK, N.A.,

as Senior Representative for the Senior Secured Parties and as Administrative Agent,

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as the Initial Second Priority Representative,

THE BANK OF NEW YORK MELLON TRUST COMPANY N.A.,

as Second Lien Agent and as Trustee

and

each additional Representative from time to time party hereto dated as of June 21, 2013.

SECOND LIEN INTERCREDITOR AGREEMENT dated as of June 21, 2013 (as amended, supplemented or otherwise modified from time to time, this “Agreement”), among QUICKSILVER RESOURCES INC., a Delaware corporation (the “Company”), the other Grantors (as defined below) party hereto, JPMORGAN CHASE BANK, N.A., as representative for the Senior Secured Parties (in such capacity and together with its successors in such capacity, the “Senior Representative”), CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (“Credit Suisse”), as administrative agent under the Initial Second Priority Loan Agreement (in such capacity, the “Administrative Agent”) and as representative for the Initial Second Priority Debt Parties (in such capacity and together with its successors in such capacity, the “Initial Second Priority Representative”), The Bank of New York Mellon Trust Company N.A., as trustee under the Initial Second Priority Indenture (in such capacity, the “Trustee”) and as Second Lien Agent for the Second Priority Debt Parties (in such capacity, the “Second Lien Agent”) and each additional Second Priority Representative that from time to time becomes a party hereto pursuant to Section 8.09.

R E C I T A L S

WHEREAS, the Company, the Senior Representative, as global administrative agent, and the various financial institutions party thereto as agents or lenders are parties to that certain Amended and Restated Credit Agreement dated as of December 22, 2011 (as amended by Omnibus Amendment No. 1 dated as of May 23, 2012, Omnibus Amendment No. 2 dated as of August 6, 2012, Omnibus Amendment No. 3 dated as of October 5, 2012, Omnibus Amendment No. 4 dated as of April 30, 2013 and Omnibus Amendment No. 5 dated as of the date hereof, and as further amended, restated, supplemented, modified or Refinanced, the “U.S. Credit Agreement”), pursuant to which such financial institutions and other entities have made loans and extended other financial accommodations to the Company, which are secured, along with certain Swap Agreements and Bank Products, on a first priority basis pursuant thereto;

WHEREAS, the Company, as parent, Quicksilver Resources Canada Inc., as Canadian borrower (the “Canadian Borrower”), JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian administrative agent, the Senior Representative, as global administrative agent, and the various financial institutions party thereto as agents or lenders are parties to that certain Amended and Restated Credit Agreement dated as of December 22, 2011 (as amended by Omnibus Amendment No. 1 dated as of May 23, 2012, Omnibus Amendment No. 2 dated as of August 6, 2012, Omnibus Amendment No. 3 dated as of October 5, 2012, Omnibus Amendment No. 4 dated as of April 30, 2013 and Omnibus Amendment No. 5 dated as of the date hereof, and as further amended, restated, extended, supplemented, modified or Refinanced, the “Canadian Credit Agreement”), pursuant to which such financial institutions and other entities have made loans and extended other financial accommodations to the Canadian Borrower, which are secured, along with certain Swap Agreements and Bank Products, on a first priority basis pursuant thereto;

WHEREAS, the Company, the Administrative Agent, and certain financial institutions and other entities are parties to that certain Second Lien Credit Agreement dated as of the date hereof (as further amended, restated, extended, replaced, supplemented or modified, the “Initial Second Priority Loan Agreement”), pursuant to which such financial institutions and other entities have agreed to make loans to the Company which will be secured on a second priority basis;

WHEREAS, the Company, the Trustee, and other entities are parties to that certain Indenture dated as of the date hereof (as further amended, restated, extended, replaced, supplemented or modified, the “Initial Second Priority Indenture”), pursuant to which the Company has issued notes which will be secured on a second priority basis;

WHEREAS, the Company and the Grantors (as defined below) have granted to the Senior Representative security interests in the Senior Collateral (as defined below) as security for payment and performance of the Senior Obligations (as defined below); and

WHEREAS, the Company and the other Grantors propose to grant to the Second Lien Agent junior security interests in the Shared Collateral as security for payment and performance of the Second Priority Debt Obligations (as defined below), so that they may be secured on a junior priority basis by the same collateral that secures the obligations under the U.S. Credit Agreement (which is also a portion of the collateral that secures the obligations under the Canadian Credit Agreement), subject to limited exceptions in respect of collateral that by its nature can only secure the Senior Obligations;

NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Senior Representative (for itself and on behalf of the Senior Secured Parties (as defined below)), the Initial Second Priority Representative (for itself and on behalf of the Initial Second Priority Debt Parties (as defined below)), the Administrative Agent, the Trustee and each additional Second Priority Representative (for itself and on behalf of the Second Priority Debt Parties (as defined below) under the applicable Second Priority Debt Facility (as defined below)) agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Certain Defined Terms. Capitalized terms used but not otherwise defined herein have the meanings set forth in the U.S. Credit Agreement (as in effect on the date hereof) or in the UCC (it being understood that if any term is defined both under the U.S. Credit Agreement and the UCC, the U.S. Credit Agreement defined term shall be used absent manifest error). As used in this Agreement, the following terms have the meanings specified below:

“Agreement” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Applicable Authorized Representative” means the Applicable Authorized Representative as defined under the Pari Passu Intercreditor Agreement.

“Bankruptcy Case” means a case under the Bankruptcy Code or any other Bankruptcy Law.

2

“Bankruptcy Code” means Title 11 of the United States Code, as amended or any similar federal or state law for the relief of debtors.

“Bankruptcy Law” means the Bankruptcy Code and any other federal, state or foreign law for the relief of debtors, or any arrangement, reorganization, insolvency, moratorium, assignment for the benefit of creditors, any other marshalling of the assets or liabilities of the Company or any of its Subsidiaries, or similar law affecting creditors’ rights generally.

“Canadian Borrower” has the meaning assigned to such term in the recitals. “Canadian Credit Agreement” has the meaning assigned to such term in the recitals to this Agreement.

“Canadian Letters of Credit” means the “Letters of Credit” as defined in the Canadian Credit Agreement or any similar term in any Senior Debt Document in respect of any Refinancing of the Canadian Credit Agreement.

“Canadian Loan Documents” means the “Loan Documents” as defined in the Canadian Credit Agreement or any similar term in any Senior Debt Document in respect of any Refinancing of the Canadian Credit Agreement.

“Cap Amount” means, at any time, the greater of (a) $350,000,000 and (b) the difference between (i) an amount equal to the greater of (A) $450,000,000 and (B) an amount equal to 27.5% of the Proved PV-10 Value as determined at the time of the most recent incurrence of Loans or Canadian Loans under the Senior Facilities or issuance of Letters of Credit or Canadian Letters of Credit under the Senior Facilities (it being understood that any such amount determined under clause (B) shall remain in effect until a new amount is determined) and (ii) the aggregate amount of all other Indebtedness (other than Indebtedness outstanding under the Senior Facilities) constituting principal and undrawn letters of credit secured by Prior Liens (excluding any Hedging Obligations and obligations in respect of treasury management services that do not constitute Indebtedness).

“Collateral” means the Senior Collateral and the Second Priority Collateral. “Collateral Documents” means the Senior Collateral Documents and the Second Priority Collateral Documents.

“Combined Credit Agreements” means, collectively, (a) the U.S. Credit Agreement and (b) the Canadian Credit Agreement.

“Company” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Debt Facility” means any Senior Facility and any Second Priority Debt Facility.

“Designated Second Priority Representative” means (i) the Initial Second Priority Representative, until such time as the Initial Second Priority Representative ceases to be the Applicable Authorize Representative and (ii) thereafter, the Applicable Authorized Representative designated from time to time by the Initial Second Priority Representative, in a notice to the Senior Representative and the Company hereunder, as the “Designated Second Priority Representative” for purposes hereof.

3

“DIP Cap” has the meaning assigned to such term in Section 6.01.

“DIP Financing” has the meaning assigned to such term in Section 6.01.

“Discharge of Senior Obligations” means, except to the extent otherwise expressly provided in Section 5.06:

(a) payment in full in cash of the principal of and interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest would be allowed in such Insolvency or Liquidation Proceeding), on all Debt outstanding under the Senior Debt Documents and constituting Senior Obligations;

(b) payment in full in cash of all other Senior Obligations (including the Swap Agreements (assuming their termination or novation on the date when the Discharge of Senior Obligations is to take place) and Bank Products) that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid;

(c) termination or expiration of all commitments, if any, to extend credit that would constitute Senior Obligations; and

(d) termination or cash collateralization (in an amount and manner reasonably satisfactory to the Senior Representative, but in no event greater than 105% of the aggregate undrawn face amount) of all Letters of Credit issued under the Senior Debt Documents and constituting Senior Obligations.

“Grantors” means the Company and any Subsidiary which has granted a security interest in any Shared Collateral pursuant to any Collateral Document to secure any Senior Obligation.

“Guarantors” means the “Guarantors” as defined in the Guaranty Agreement and any Subsidiary of the Company that guarantees the Senior Obligations arising under the U.S. Credit Agreement.

“Hedging Obligation” has the meaning assigned to such term in the Initial Second Priority Loan Agreement (as in effect on the date hereof).

“Indebtedness” has the meaning assigned to such term in the Initial Second Priority Loan Agreement (as in effect on the date hereof).

“Initial Second Priority Indenture” has the meaning assigned to such term in the recitals.

“Initial Second Priority Debt” means the Second Priority Debt incurred or issued pursuant to the Initial Second Priority Debt Documents.

4

“Initial Second Priority Debt Documents” means (a) the Initial Second Priority Loan Agreement, (b) the Initial Second Priority Indenture and (c) any notes, guarantees, security documents and other operative agreements evidencing or governing Debt arising thereunder, including any agreement entered into for the purpose of securing such Debt.

“Initial Second Priority Debt Facility” means the Initial Second Priority Loan Agreement, the Initial Second Priority Indenture or any other governing document with respect to the Initial Second Priority Debt.

“Initial Second Priority Debt Obligations” (a) all principal of, and interest (including any interest which accrues after the commencement of any Bankruptcy Case, whether or not allowed or allowable as a claim in any such proceeding) payable with respect to the Debt arising pursuant to the Initial Second Priority Debt Documents, (b) all other amounts payable to the related Initial Second Priority Debt Parties under the related Initial Second Priority Debt Documents and (c) any renewals or extensions of the foregoing.

“Initial Second Priority Debt Parties” means the holders of any Initial Second Priority Debt Obligations and the Initial Second Priority Representative.

“Initial Second Priority Indenture” has the meaning assigned to such term in the recitals.

“Initial Second Priority Loan Agreement” has the meaning assigned to such term in the recitals.

“Initial Second Priority Representative” has the meaning assigned to such term in the introductory paragraph to this Agreement.

“Insolvency or Liquidation Proceeding” means:

(a) any case commenced by or against the Company or any other Guarantor under any Bankruptcy Law, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of the Company or any other Guarantor, any receivership or assignment for the benefit of creditors relating to the Company or any other Guarantor or any similar case or proceeding relative to the Company or any other Guarantor or its creditors, as such, in each case whether or not voluntary;

(b) any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to the Company or any other Guarantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or

(c) any other proceeding of any type or nature in which substantially all claims of creditors of the Company or any other Guarantor are determined and any payment or distribution is or may be made on account of such claims.

“Joinder Agreement” means a supplement to this Agreement in the form of Annex II hereof required to be delivered by a Representative to the Senior Representative pursuant to Section 8.09 hereof in order to include an additional Debt Facility hereunder and to become the Representative hereunder for the Second Priority Debt Parties under such Debt Facility.

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“Letters of Credit” means “Letters of Credit” as defined in the U.S. Credit Agreement or any similar term in any Senior Debt Document in respect of any Refinancing of the U.S. Credit Agreement.

“Lien” means any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or contingent, and including (a) the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement or a financing lease, consignment or bailment for security purposes or (b) production payments and the like payable out of Oil and Gas Properties; provided that in no event shall an operating lease be deemed to be a Lien.

“Loan Documents” means “Loan Documents” as defined in the U.S. Credit Agreement or any similar term in any Senior Debt Document in respect of any Refinancing of the U.S. Credit Agreement.

“Officer’s Certificate” has the meaning assigned to such term in Section 8.08.

“Pari Passu Intercreditor Agreement” means the Pari Passu Intercreditor Agreement dated as of the date herof among The Bank of New York Mellon Trust Company N.A., as Second Lien Agent, Credit Suisse AG, as Authorized Representative for the Credit Agreement and The Bank of New York Mellon Trust Company N.A. as the Trustee relating to Quicksilver Resources Inc. a Delaware corporation.

“Permitted Delay” has the meaning assigned to such term in Section 3.01(a)(i). “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Pledged or Controlled Collateral” has the meaning assigned to such term in Section 5.05(a).

“Prior Lien” means a Lien on any Shared Collateral that has priority (whether by law or pursuant to any agreement) over the Liens of the Second Priority Collateral Documents.

“Proceeds” means the proceeds of any sale, collection or other liquidation of Shared Collateral and any payment or distribution made in respect of Shared Collateral in a Bankruptcy Case and any amounts received by the Senior Representative or any Senior Secured Party from a Second Priority Debt Party in respect of Shared Collateral pursuant to this Agreement.

“Proved PV-10 Value” has the meaning assigned to such term in the Initial Second Priority Loan Agreement (as in effect on the date hereof).

“Purchase” has the meaning assigned to such term in Section 5.07(a).

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“Recovery” has the meaning assigned to such term in Section 6.04.

“Refinance” means, in respect of Debt, to refinance, extend, renew, defease, amend, increase, modify, supplement, restructure, refund, replace or repay, or to issue other Debt or enter alternative financing arrangements, in exchange or replacement for such Debt (in whole or in part), including by adding or replacing lenders, creditors, agents, borrowers and/or guarantors, and including, in each case, through any credit agreement, indenture or other agreement. “Refinanced” and “Refinancing” have correlative meanings.

“Registered Equivalent Notes” means, with respect to any notes originally issued in a Rule 144A or other private placement transaction under the Securities Act of 1933, substantially identical notes (having the same guarantees) issued in a dollar for dollar exchange therefor pursuant to an exchange offer registered with the SEC.

“Representatives” means the Senior Representative and the Second Priority Representatives.

“Reserve Report” means “Reserve Report” as defined in the Initial Second Priority Loan Agreement on the date hereof.

“SEC” means the United States Securities and Exchange Commission and any successor Governmental Authority.

“Second Lien Agent” has the meaning assigned to such term in the introductory paragraph to this Agreement.

“Second Priority Class Debt” has the meaning assigned to such term in Section 8.09.

“Second Priority Class Debt Parties” has the meaning assigned to such term in Section 8.09.

“Second Priority Class Debt Representative” has the meaning assigned to such term in Section 8.09.

“Second Priority Collateral” means any “Collateral” or the assets encompassed by any equivalent term, in each case, as defined in any Second Priority Debt Document or any other assets of the Company or any other Grantor with respect to which a Lien is granted or purported to be granted pursuant to a Second Priority Collateral Document as security for any Second Priority Debt Obligation.

“Second Priority Collateral Documents” means each of the collateral agreements, security agreements, mortgages, deeds of trust and other instruments and documents executed and delivered by the Company or any Grantor for purposes of providing Second Priority Collateral.

“Second Priority Debt” means any Debt of the Company or any other Grantor and guarantees thereof by the Guarantors, including the Initial Second Priority Debt, which Debt and

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guarantees are secured by the Second Priority Collateral on a pari passu basis (but without regard to control of remedies, other than as provided by the terms of the applicable Second Priority Debt Documents) with any other Second Priority Debt Obligations and the applicable Second Priority Debt Documents which provide that such Debt and guarantees are to be secured by such Second Priority Collateral on a subordinate basis to the Senior Obligations; provided, however, that (a) such Debt is permitted to be incurred, secured and guaranteed on such basis by each Senior Debt Document and Second Priority Debt Document and (b) except in the case of the Initial Second Priority Debt hereunder, the Representative for the holders of such Debt shall have become party to this Agreement pursuant to, and by satisfying the conditions set forth in, Section 8.09 hereof. Second Priority Debt shall include any Registered Equivalent Notes and guarantees thereof by the Guarantors issued in exchange therefor.

“Second Priority Debt Documents” means the Initial Second Priority Debt Documents, the Pari Passu Intercreditor Agreement and, with respect to any other series, issue or class of Second Priority Debt, the promissory notes, indentures, Collateral Documents or other operative agreements evidencing or governing such Debt, including the Second Priority Collateral Documents.

“Second Priority Debt Facility” means each credit agreement, indenture or other governing agreement with respect to any Second Priority Debt Obligations.

“Second Priority Debt Obligations” means the Initial Second Priority Debt Obligations and, with respect to any other series, issue or class of Second Priority Debt, (a) all principal of, and interest (including any interest which accrues after the commencement of any Bankruptcy Case, whether or not allowed or allowable as a claim in any such proceeding) payable with respect to the Debt arising pursuant to Second Priority Debt Documents, (b) all other amounts payable to the related Second Priority Debt Parties under the related Second Priority Debt Documents and (c) any renewals or extensions of the foregoing.

“Second Priority Debt Parties” means the Initial Second Priority Debt Parties and, with respect to any other series, issue or class of Second Priority Debt Obligations, the holders of such Second Priority Debt Obligations, the Representative with respect thereto, any trustee or agent therefor under any related Second Priority Debt Documents and the beneficiaries of each indemnification obligation undertaken by the Company or any other Guarantor under any related Second Priority Debt Documents.

“Second Priority Lien” means the Liens on the Second Priority Collateral in favor of Second Priority Debt Parties under Second Priority Collateral Documents.

“Second Priority Representative” means (a) in the case of the Initial Second Priority Loan Agreement, the Administrative Agent, (b) in the case of the Initial Second Priority Indenture, the Trustee and (c) in the case of any other Second Priority Debt Facility, the Second Priority Debt Parties thereunder, the trustee, administrative agent, collateral agent, security agent or similar agent under such Second Priority Debt Facility that is named as the Representative in respect of such Second Priority Debt Facility in the applicable Joinder Agreement.

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“Secured Parties” means the Senior Secured Parties and the Second Priority Debt Parties.

“Secured Swap Provider” means “Secured Swap Provider” as defined in the U.S. Credit Agreement or the Canadian Credit Agreement or any similar term in any Senior Debt Document in respect of any Refinancing of the U.S. Credit Agreement or the Canadian Credit Agreement, as the context may require.

“Senior Canadian Collateral” means any Senior Collateral that secures the Senior Obligations arising under the Canadian Credit Agreement and the Canadian Loan Documents and that does not secure (a) “Secured Indebtedness” as defined in the U.S. Credit Agreement (it being understood such “Secured Indebtedness” includes Senior Obligations arising under the U.S. Credit Agreement and the Loan Documents) or (b) in the event the U.S. Credit Agreement is terminated, any “Secured Indebtedness” at the time of such termination.

“Senior Collateral” means any “Collateral” or any assets encompassed by an equivalent term, in each case, as defined in any Senior Debt Documents or any other assets of the Company or any other Grantor with respect to which a Lien is granted or purported to be granted pursuant to a Senior Collateral Document as security for any Senior Obligations.

“Senior Collateral Documents” means the Guaranty Agreement, the Pledge Agreement and the other “Security Instruments” as defined in each of the U.S. Credit Agreement and Canadian Credit Agreement and each of the collateral agreements, security agreements, mortgages, deeds of trust and other instruments and documents executed and delivered by the Company or any other Grantor for purposes of providing collateral security for any Senior Obligation.

“Senior Debt Documents” means the U.S. Credit Agreement and the other Loan Documents and the Canadian Credit Agreement and the Canadian Loan Documents (including, in each case, the documents and agreements in respect of any Refinancing thereof).

“Senior Facility” means the U.S. Credit Agreement, the Canadian Credit Agreement, in each case, any Refinancing thereof, or all of the foregoing as the context requires.

“Senior Obligations” means, subject to the next sentence, the “Secured Indebtedness” as defined in the U.S. Credit Agreement, the “Canadian Secured Indebtedness” as defined in the U.S. Credit Agreement and any equivalent term in any Refinancing thereof.

Notwithstanding the foregoing, if at any time the aggregate outstanding principal or face amount of all Indebtedness under the Senior Facilities secured by Shared Collateral constituting principal from Loans and Canadian Loans and drawn Letters of Credit and Canadian Letters of Credit and the face amount of undrawn Letters of Credit and Canadian Letters of Credit (but excluding any Hedging Obligations and obligations in respect of treasury management services that do not constitute Indebtedness) is in excess of the Cap Amount, then, with respect to such principal and undrawn amount of such letters of credit, only that portion of such principal and undrawn amount of such letters of credit as selected by the Senior Representative not exceeding the Cap Amount shall be included in Senior Obligations and interest and reimbursement obligations with respect to any such principal or undrawn amount of

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letters of credit excluded from Senior Obligations shall also be excluded from Senior Obligations until any such principal or undrawn amount of letters of credit is included in Senior Obligations; provided that (a) any Indebtedness or portion thereof that is not in excess of the Cap Amount (as determined as of the time of the incurrence or issuance, as the case may be, of such Indebtedness) shall continue to be included in the Senior Obligations notwithstanding any subsequent reduction in the Cap Amount and (b) any portion of any Indebtedness that is in excess of the Cap Amount (as determined as of the time of the incurrence or issuance, as the case may be, of such Indebtedness) shall be deemed not to be in excess of the Cap Amount for purposes of clause (a) if, on the date of a subsequently delivered Reserve Report, such portion would not be in excess of the Cap Amount (as determined on such date as if such date were an issuance or incurrence of such Indebtedness).

“Senior Representative” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Senior Secured Parties” means the “Secured Parties” as defined in the U.S. Credit Agreement, the “Canadian Secured Parties” as defined in the U.S. Credit Agreement and other Person holding Refinanced Debt in respect thereof (including Refinanced Debt of Refinanced Debt).

“Senior Subordinated Debt Documents” has the meaning assigned to such term in Section 5.08.

“Senior U.S. Collateral” means any Senior Collateral which is not Senior Canadian Collateral.

“Shared Collateral” means, at any time, Collateral in which the holders of Senior Obligations under the Senior Facility and the holders of Second Priority Debt Obligations under at least one Second Priority Debt Facility (or their Representatives) hold a security interest at such time (or, in the case of the Senior Facility, are deemed pursuant to Article II to hold a security interest). If, at any time, any portion of the Senior Collateral does not constitute Second Priority Collateral under one or more Second Priority Debt Facilities, then such portion of such Senior Collateral shall constitute Shared Collateral only with respect to the Second Priority Debt Facilities for which it constitutes Second Priority Collateral and shall not constitute Shared Collateral for any Second Priority Debt Facility which does not have a security interest in such Senior Collateral at such time. For avoidance of doubt, it is noted that the Second Priority Debt Facilities shall not be secured by the Senior Canadian Collateral.

“Standstill Period” has the meaning assigned to such term in Section 3.01(a)(i).

“Subsidiary” means (a) any Person of which at least a majority of the outstanding Equity Interests having by the terms thereof ordinary voting power to elect a majority of the board of directors, managers or other governing body of such Person (irrespective of whether or not at the time Equity Interests of any other class or classes of such Person have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by the Company or one or more of its Subsidiaries or by the Company and one or more of its Subsidiaries and (b) any partnership of which the Company or any of its Subsidiaries is a general partner. Unless otherwise indicated herein, each reference to the term “Subsidiary” shall mean a Subsidiary of the Company.

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“Swap Agreements” means “Swap Agreement” as defined in the U.S. Credit Agreement or any similar term in any Senior Debt Document in respect of any Refinancing of the U.S. Credit Agreement.

“Trustee” has the meaning assigned to such term in the recitals.

“Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York, or the Uniform Commercial Code (or any similar or comparable legislation) of another jurisdiction, to the extent it may be required to apply to any item or items of Collateral.

“U.S. Credit Agreement” has the meaning assigned to such term in the recitals to this Agreement.

SECTION 1.02. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument, other document, statute or regulation herein shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, supplemented or otherwise modified, (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, but shall not be deemed to include the subsidiaries of such Person unless express reference is made to such subsidiaries, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections and Annexes shall be construed to refer to Articles, Sections and Annexes of this Agreement, (e) unless otherwise expressly qualified herein, the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (f) the term “or” is not exclusive.

ARTICLE II

Priorities and Agreements with Respect to Shared Collateral

SECTION 2.01. Lien Subordination. Notwithstanding the date, time, manner or order of filing or recordation of any document or instrument or grant, attachment or perfection of any Liens granted to any Second Priority Representative or any Second Priority Debt Parties on the Shared Collateral or of any Liens granted to the Senior Representative or any other Senior Secured Party on the Shared Collateral (or any actual or alleged defect in any of the foregoing) or any defect or deficiencies in, or failure to perfect or lapse in perfection of, or avoidance as a fraudulent conveyance or otherwise and notwithstanding any provision of the

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UCC, any applicable law, any Second Priority Debt Document or any Senior Debt Document or any other circumstance whatsoever, each Second Priority Representative, on behalf of itself and each Second Priority Debt Party under any Second Priority Debt Facility, hereby agrees that (a) any Lien on the Shared Collateral securing any Senior Obligations now or hereafter held by or on behalf of the Senior Representative or any other Senior Secured Party or other agent or trustee therefor, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall have priority over and be senior in all respects and prior to any Lien on the Shared Collateral securing any Second Priority Debt Obligations and (b) any Lien on the Shared Collateral securing any Second Priority Debt Obligations now or hereafter held by or on behalf of any Second Priority Representative, any Second Priority Debt Parties or any Second Priority Representative or other agent or trustee therefor, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Shared Collateral securing any Senior Obligations. All Liens on the Shared Collateral securing any Senior Obligations shall be and remain senior in all respects and prior to all Liens on the Shared Collateral securing any Second Priority Debt Obligations for all purposes, whether or not such Liens securing any Senior Obligations are subordinated to any Lien securing any other obligation of the Company, any Grantor or any other Person or otherwise subordinated, voided, avoided, invalidated or lapsed. For the avoidance of doubt, the subordination provided for in this Agreement is lien subordination only and the Second Priority Debt Obligations are not subordinated in right of payment to the Senior Obligations.

SECTION 2.02. Nature of Senior Lender Claims. Each Second Priority Representative, on behalf of itself and each Second Priority Debt Party under its Second Priority Debt Facility, acknowledges that (a) a portion of the Senior Obligations may be revolving in nature and that the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, (b) the terms of the Senior Debt Documents and the Senior Obligations may be amended, supplemented or otherwise modified, and the Senior Obligations, or a portion thereof, may be Refinanced from time to time and (c) the aggregate amount of the Senior Obligations may be increased, in each case, without notice to or consent by the Second Priority Representatives or the Second Priority Debt Parties and without affecting the provisions hereof (it being understood, for avoidance of doubt, that any such increase is subject to the 2nd paragraph of the definition of Senior Obligations to the extent applicable). The Lien priorities provided for in Section 2.01 shall not be altered or otherwise affected by any amendment, supplement or other modification, or any Refinancing, of either the Senior Obligations or the Second Priority Debt Obligations, or any portion thereof. As between the Company and the other Grantors and the Second Priority Debt Parties or Senior Secured Parties, as the case may be, the foregoing provisions will not limit or otherwise affect the obligations of the Company and the Grantors contained in any Second Priority Debt Document or Senior Debt Document, as the case may be, with respect to the incurrence of additional Senior Obligations or Second Priority Debt, as the case may be.

SECTION 2.03. Prohibition on Contesting Liens. Each of the Second Priority Representatives, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, extent, perfection, priority or enforceability of any Lien securing any Senior Obligations held (or purported to be held) by or on behalf of the Senior

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Representative or any of the other Senior Secured Parties or other agent or trustee therefor in any Senior Collateral, and the Senior Representative, for itself and on behalf of each Senior Secured Party under the Senior Facility, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, extent, perfection, priority or enforceability of any Lien securing any Second Priority Debt Obligations held (or purported to be held) by or on behalf of any Second Priority Representative or any of the Second Priority Debt Parties in the Second Priority Collateral. Notwithstanding the foregoing, no provision in this Agreement shall be construed to prevent or impair the rights of the Senior Representative to enforce this Agreement (including the priority of the Liens securing the Senior Obligations as provided in Section 2.01) or any of the Senior Debt Documents.

SECTION 2.04. No New Liens. The parties hereto agree that, so long as the Discharge of Senior Obligations has not occurred, (a) none of the Grantors shall grant or permit any additional Liens on any asset or property of any Grantor to secure any Second Priority Debt Obligation unless it has granted, or concurrently therewith grants, a Lien on such asset or property of such Grantor to secure the Senior Obligations; (b) subject to Section 2.06, none of the Grantors shall grant or permit any additional Liens on any asset or property of any Grantor to secure any Senior Obligations unless it has granted, or concurrently therewith grants, a Lien on such asset or property of such Grantor to secure the Second Priority Debt Obligations (it being understood, for the avoidance of doubt, that this clause (b) shall not apply to Senior Canadian Collateral); and (c) if any Second Priority Representative or any Second Priority Debt Party shall hold any Lien on any assets or property of any Grantor securing any Second Priority Debt Obligations that are not also subject to the first-priority Liens securing all Senior Obligations under the Senior Collateral Documents, such Second Priority Representative or Second Priority Debt Party (i) shall notify the Senior Representative promptly upon becoming aware thereof and, unless such Grantor shall promptly grant a similar Lien on such assets or property to the Senior Representative as security for the Senior Obligations, shall assign such Lien to the Senior Representative as security for all Senior Obligations for the benefit of the Senior Secured Parties (but may retain a junior lien on such assets or property subject to the terms hereof) and (ii) until such assignment or such grant of a similar Lien to the Senior Representative, shall be deemed to hold and have held such Lien for the benefit of the Senior Representative and the other Senior Secured Parties as security for the Senior Obligations.

To the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available to the Senior Representative and/or the Senior Secured Parties, the Second Priority Representative, on behalf of Second Priority Debt Parties, agrees that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 2.04 shall be treated in the same manner as set forth in Section 4.02.

SECTION 2.05. Perfection of Liens. Except for the limited agreements of the Senior Representative pursuant to Section 5.05 hereof, neither the Senior Representative nor the Senior Secured Parties shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Shared Collateral for the benefit of the Second Priority Representatives or the Second Priority Debt Parties. The provisions of this Agreement are intended solely to govern the respective Lien priorities as between the Senior Secured Parties and the Second

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Priority Debt Parties and shall not impose on the Senior Representative, the Senior Secured Parties, the Second Priority Representatives, the Second Priority Debt Parties or any agent or trustee therefor any obligations in respect of the disposition of Proceeds of any Shared Collateral which would conflict with prior perfected claims therein in favor of any other Person or any order or decree of any court or governmental authority or any applicable law.

SECTION 2.06. Certain Cash Collateral. Notwithstanding anything in this Agreement or any other Senior Debt Documents or Second Priority Debt Documents to the contrary, collateral consisting of cash and cash equivalents pledged to secure Senior Obligations consisting of reimbursement obligations in respect of Letters of Credit or otherwise held by the Senior Representative pursuant to Section 2.08(j) of each of the Combined Credit Agreements as in effect on the date hereof (or any equivalent successor provision) shall be applied as specified in the U.S. Credit Agreement and will not constitute Shared Collateral.

ARTICLE III

Enforcement

SECTION 3.01. Exercise of Remedies.

(a) So long as the Discharge of Senior Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor,

(i) neither any Second Priority Representative nor any Second Priority Debt Party will (A) exercise or seek to exercise any rights or remedies (including setoff or recoupment) with respect to any Shared Collateral in respect of any Second Priority Debt Obligations, or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure); provided, that, subject to extension as a result of any Permitted Delay, the Designated Second Priority Representative may exercise any or all such rights (but not rights the exercise of which is otherwise prohibited by this Agreement including ARTICLE VI) after a period (such period, as extended as a result of any Permitted Delay, the “Standstill Period”) of 180 consecutive days has elapsed from the date of delivery of written notice from the Designated Second Priority Representative to the Senior Representative stating that (1) an Event of Default (as defined under the Second Priority Debt Documents) has occurred and is continuing thereunder, (2) the Second Priority Debt Obligations are currently due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with the terms of the Second Priority Debt Documents, and (3) the Designated Second Priority Representative intends to exercise its rights to take such actions, only so long as the Senior Representative or Senior Secured Parties are not then diligently pursuing their rights and remedies with respect to all or a material portion of the Shared Collateral or diligently attempting to vacate any stay or prohibition against such exercise or the Company or any other Grantor is then a debtor under or with respect to (or otherwise subject to) any Insolvency or Liquidation Proceeding (any such period while the Senior Representatives or Senior Secured Parties are diligently pursuing such rights and remedies or making any such attempt or any such Grantor is a debtor, a “Permitted Delay”), (B) contest, protest or

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object to any foreclosure proceeding or action brought with respect to the Shared Collateral or any other Senior Collateral by the Senior Representative or any Senior Secured Party in respect of the Senior Obligations, the exercise of any right by the Senior Representative or any Senior Secured Party (or any agent or sub-agent on their behalf) in respect of the Senior Obligations under any lockbox agreement, control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which the Senior Representative or any Senior Secured Party either is a party or may have rights as a third party beneficiary, or any other exercise by any such party of any rights and remedies relating to the Shared Collateral under the Senior Debt Documents or otherwise in respect of the Senior Collateral or the Senior Obligations, (C) object to the forbearance by the Senior Secured Parties from bringing or pursuing any foreclosure proceeding or action during the Standstill Period or any other exercise of any rights or remedies relating to the Shared Collateral in respect of Senior Obligations or (D) credit bid (it being understood, for the avoidance of doubt, that a credit bid which includes a cash portion sufficient to cause a Discharge of Senior Obligations will not be precluded), and

(ii) except as otherwise provided herein, the Senior Representative and the Senior Secured Parties shall have the exclusive right to enforce rights, exercise remedies (including setoff, recoupment and the right to credit bid their debt) and, in that connection, to make determinations regarding the release, disposition or restrictions with respect to the Shared Collateral without any consultation with or the consent of any Second Priority Representative or any Second Priority Debt Party; provided, however, that (A) in any Insolvency or Liquidation Proceeding commenced by or against the Company or any other Grantor, any Second Priority Representative may file a claim, proof of claim, or statement of interest with respect to the Second Priority Debt Obligations under its Second Priority Debt Facility, (B) any Second Priority Representative may take any action (not adverse to the prior Liens on the Shared Collateral securing the Senior Obligations or the rights of the Senior Representative or the Senior Secured Parties to exercise remedies in respect thereof) in order to create, prove, perfect, preserve or protect (but not enforce) its rights in, and perfection and priority of its Lien on, the Shared Collateral, (C) any Second Priority Representative and the Second Priority Debt Parties may exercise their rights and remedies as unsecured creditors, as provided in Section 5.04, (D) any Second Priority Representative may exercise the rights and remedies provided for in Article VI, (E) in any Insolvency or Liquidation Proceeding, any Second Priority Debt Party may file any necessary or appropriate responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims or Liens of the Second Priority Debt Parties, including without limitation any claims secured by the Shared Collateral, if any, in each case in accordance with the terms of this Agreement, and (F) in any Insolvency or Liquidation Proceeding, the Second Priority Debt Parties may vote on any plan of reorganization, but only to the extent consistent with the provisions hereof and, in respect of any such vote for a reorganization plan which constitutes a “cram-up” under Section 1129(b) of the Bankruptcy Code on the Senior Secured Parties, to which the Senior Representative consents. In exercising rights and remedies with respect to the Senior Collateral, the Senior Representative and the Senior Secured Parties may enforce the provisions of the Senior Debt Documents and exercise remedies thereunder, all in such

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order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Shared Collateral upon foreclosure, to incur expenses in connection with such sale or disposition and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

(b) Until the expiration of the Standstill Period and subject to Section 4.02, each Second Priority Representative, on behalf of itself and each Second Priority Debt Party under its Second Priority Debt Facility, agrees that it will not, in the context of its role as secured creditor, take or receive any Shared Collateral or any Proceeds of Shared Collateral in connection with the exercise of any right or remedy (including setoff and recoupment) with respect to any Shared Collateral in respect of Second Priority Debt Obligations. Without limiting the generality of the foregoing, unless and until the expiration of the Standstill Period has occurred, except as expressly provided in the proviso in clause (ii) of Section 3.01(a), the sole right of the Second Priority Representatives and the Second Priority Debt Parties with respect to the Shared Collateral is to hold a Lien on the Shared Collateral in respect of Second Priority Debt Obligations pursuant to the Second Priority Debt Documents for the period and to the extent granted therein and to receive a share of the Proceeds thereof, if any, after the Discharge of Senior Obligations has occurred.

(c) Subject to the proviso in clause (ii) of Section 3.01(a), (i) each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, agrees that neither such Second Priority Representative nor any such Second Priority Debt Party will take any action that would hinder any exercise of remedies undertaken by the Senior Representative or any Senior Secured Party with respect to the Shared Collateral under the Senior Debt Documents, including any sale, lease, exchange, transfer or other disposition of the Shared Collateral, whether by foreclosure or otherwise, and (ii) each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, hereby waives any and all rights it or any such Second Priority Debt Party may have as a junior lien creditor or otherwise to object to the manner in which the Senior Representative or the Senior Secured Parties seek to enforce or collect the Senior Obligations or the Liens granted on any of the Senior Collateral, regardless of whether any action or failure to act by or on behalf of the Senior Representative or any other Senior Secured Party is adverse to the interests of the Second Priority Debt Parties.

(d) Each Second Priority Representative hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Second Priority Debt Document shall be deemed to restrict in any way the rights and remedies of the Senior Representative or the Senior Secured Parties with respect to the Senior Collateral as set forth in this Agreement and the Senior Debt Documents.

(e) Until the expiration of the Standstill Period, the Senior Representative shall have the exclusive right to exercise any right or remedy with respect to the Shared Collateral and shall have the exclusive right to determine and direct the time, method and place for exercising such right or remedy or conducting any proceeding with respect thereto.

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Following the Discharge of Senior Obligations, the Second Lien Agent shall have the exclusive right to exercise any right or remedy with respect to the Collateral, and the Designated Second Priority Representative shall have the exclusive right to direct the time, method and place of exercising or conducting any proceeding for the exercise of any right or remedy available to the Second Priority Debt Parties with respect to the Collateral, or of exercising or directing the exercise of any trust or power conferred on the Second Priority Representatives, or for the taking of any other action authorized by the Second Priority Collateral Documents; provided, however, that nothing in this Section shall impair the right of any Second Priority Representative or other agent or trustee acting on behalf of the Second Priority Debt Parties to take such actions with respect to the Second Priority Collateral after the Discharge of Senior Obligations as may be otherwise required or authorized pursuant to any intercreditor agreement governing the Second Priority Debt Parties or the Second Priority Debt Obligations.

SECTION 3.02. Cooperation. Subject to the proviso in clause (ii) of Section 3.01(a), each Second Priority Representative, on behalf of itself and each Second Priority Debt Party under its Second Priority Debt Facility, agrees that, unless and until the Discharge of Senior Obligations or the expiration of the Standstill Period has occurred, it will not commence, or join with any Person (other than the Senior Secured Parties and the Senior Representative upon the request of the Senior Representative) in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it in the Shared Collateral under any of the Second Priority Debt Documents or otherwise in respect of the Second Priority Debt Obligations.

SECTION 3.03. Actions upon Breach. Should any Second Priority Representative or any Second Priority Debt Party, contrary to this Agreement, in any way take, attempt to take or threaten to take any action with respect to the Shared Collateral (including any attempt to realize upon or enforce any remedy with respect to this Agreement) or fail to take any action required by this Agreement, the Senior Representative or other Senior Secured Party (in its or their own name or in the name of the Company or any other Grantor) may obtain relief against such Second Priority Representative or such Second Priority Debt Party by injunction, specific performance or other appropriate equitable relief. Each Second Priority Representative, on behalf of itself and each Second Priority Debt Party under its Second Priority Debt Facility, hereby (a) agrees that the Senior Secured Parties’ damages from the actions of the Second Priority Representatives or any Second Priority Debt Party may at that time be difficult to ascertain and may be irreparable and waives any defense that the Company, any other Grantor or the Senior Secured Parties cannot demonstrate damage or be made whole by the awarding of damages and (b) irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action that may be brought by the Senior Representative or any other Senior Secured Party.

ARTICLE IV

Payments

SECTION 4.01. Application of Proceeds. After an event of default under any Senior Debt Document has occurred and until such event of default is cured or waived, so long as the Discharge of Senior Obligations has not occurred, the Shared Collateral or Proceeds

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thereof received in connection with the sale or other disposition of, or collection on, such Shared Collateral upon the exercise of remedies shall be applied by the Senior Representative to the Senior Obligations in such order as specified in the relevant Senior Debt Documents until the Discharge of Senior Obligations has occurred. Upon the Discharge of Senior Obligations, the Senior Representative shall deliver promptly to the Designated Second Priority Representative any Shared Collateral or Proceeds thereof held by it in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct, to be applied by the Designated Second Priority Representative to the Second Priority Debt Obligations in such order as specified in the relevant Second Priority Debt Documents.

SECTION 4.02. Payments Over. Unless and until the Discharge of Senior Obligations has occurred, any Shared Collateral or Proceeds thereof received by any Second Priority Representative or any Second Priority Debt Party in connection with the exercise of any right or remedy (including setoff or recoupment) relating to the Shared Collateral shall be segregated and held in trust for the benefit of and promptly paid over to the Senior Representative for the benefit of the Senior Secured Parties in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. The Senior Representative is hereby authorized to make any such endorsements as agent for each of the Second Priority Representatives or any such Second Priority Debt Party. This authorization is coupled with an interest and is irrevocable.

ARTICLE V

Other Agreements

SECTION 5.01. Releases.

(a) Each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, agrees that, in the event of a sale, transfer or other disposition of any specified item of Shared Collateral (including all or substantially all of the equity interests of any subsidiary of the Company) in connection with (i) the exercise of remedies in respect of Collateral or (ii) any sale, transfer or other disposition that is permitted under the Second Priority Debt Documents as in effect on the date hereof or subsequently permitted thereunder, the Liens granted to the Second Priority Representatives and the Second Priority Debt Parties upon such Shared Collateral to secure Second Priority Debt Obligations shall terminate and be released, automatically and without any further action, concurrently with the termination and release of all Liens granted upon such Shared Collateral to secure Senior Obligations. Upon delivery to a Second Priority Representative of an Officer’s Certificate stating that any such termination and release of Liens securing the Senior Obligations has become effective (or shall become effective concurrently with such termination and release of the Liens granted to the Second Priority Debt Parties and the Second Priority Representatives) and any necessary or proper instruments of termination or release prepared by the Company or any other Grantor, such Second Priority Representative will promptly execute, deliver or acknowledge, at the Company’s or the other Grantor’s sole cost and expense, such instruments to evidence such termination and release of the Liens. Nothing in this Section 5.01(a) will be deemed to affect any agreement of a Second Priority Representative, for itself and on behalf of the Second Priority Debt Parties under its Second Priority Debt Facility, to release the Liens on the Second Priority Collateral as set forth in the relevant Second Priority Debt Documents.

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(b) Each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, hereby irrevocably constitutes and appoints the Senior Representative and any officer or agent of the Senior Representative, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Second Priority Representative or such Second Priority Debt Party or in the Senior Representative’s own name, from time to time in the Senior Representative’s discretion, for the purpose of carrying out the terms of Section 5.01(a), to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of Section 5.01(a), including any termination statements, endorsements or other instruments of transfer or release.

(c) Unless and until the Discharge of Senior Obligations has occurred, each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, hereby consents to the application, whether prior to or after an event of default under any Senior Debt Document of Proceeds of the Senior Collateral to the repayment of Senior Obligations pursuant to the Senior Debt Documents, provided that nothing in this Section 5.01(c) shall be construed to prevent or impair the rights of the Second Priority Representatives or the Second Priority Debt Parties to receive proceeds in connection with the Second Priority Debt Obligations not otherwise in contravention of this Agreement.

(d) Notwithstanding anything to the contrary in any Second Priority Collateral Document, in the event the terms of a Senior Collateral Document and a Second Priority Collateral Document each require any Grantor (i) to make payment in respect of any item of Shared Collateral to, (ii) to deliver or afford control over (to the extent only one party can have control of such Shared Collateral) any item of Shared Collateral to, or deposit any item of Shared Collateral with, (iii) to register ownership of any item of Shared Collateral in the name of or make an assignment of ownership of any Shared Collateral or the rights thereunder, and (iv) to hold any item of Shared Collateral in trust for (to the extent such item of Shared Collateral cannot be held in trust for multiple parties under applicable law), in favor of, in any case, both the Senior Representative and any Second Priority Representative or Second Priority Debt Party, such Grantor may, until the Discharge of Senior Obligations has occurred, comply with such requirement under the Second Priority Collateral Document as it relates to such Shared Collateral by taking any of the actions set forth above only with respect to, or in favor of, the Senior Representative.

SECTION 5.02. Insurance and Condemnation Awards. Unless and until the Discharge of Senior Obligations has occurred, the Senior Representative and the Senior Secured Parties shall have the sole and exclusive right, subject to the rights of the Grantors under the Senior Debt Documents, (a) to adjust settlement for any insurance policy covering the Shared Collateral in the event of any loss thereunder and (b) to approve any award granted in any condemnation or similar proceeding affecting the Shared Collateral. Unless and until the Discharge of Senior Obligations has occurred, all proceeds of any such policy and any such award, if in respect of the Shared Collateral, shall be paid (i) first, prior to the occurrence of the Discharge of Senior Obligations, to the Senior Representative for the benefit of Senior Secured

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Parties pursuant to the terms of the Senior Debt Documents, (ii) second, after the occurrence of the Discharge of Senior Obligations, to the Second Lien Agent for the benefit of the Second Priority Debt Parties pursuant to the terms of the applicable Second Priority Debt Documents and (iii) third, if no Second Priority Debt Obligations are outstanding, to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct. If any Second Priority Representative or any Second Priority Debt Party shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the Senior Representative in accordance with the terms of Section 4.02.

SECTION 5.03. Amendments to Second Priority Collateral Documents.

(a) No Second Priority Collateral Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Second Priority Collateral Document, would be prohibited by or inconsistent with any of the terms of this Agreement. The Company agrees to deliver to the Senior Representative copies of (i) any amendments, supplements or other modifications to the Second Priority Collateral Documents and (ii) any new Second Priority Collateral Documents promptly after effectiveness thereof. Each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, agrees that each Second Priority Collateral Document under its Second Priority Debt Facility shall include the following language (or language to similar effect reasonably approved by the Senior Representative):

“Notwithstanding anything herein to the contrary, (a) the liens and security interests granted to the [Insert Second Priority Representative] pursuant to this Agreement are expressly subject and subordinate to the liens and security interests granted in favor of the Senior Secured Parties (as defined in the Intercreditor Agreement referred to below), including liens and security interests granted to (i) JPMorgan Chase Bank, N.A., as global administrative agent, pursuant to or in connection with the Amended and Restated Credit Agreement, dated as of December 22, 2011 (as amended, restated, supplemented or otherwise modified from time to time), among the Company, the banks, financial institutions and other lending institutions from time to time parties as lenders thereto and JPMorgan Chase Bank, N.A., as global administrative agent, and (ii) JPMorgan Chase Bank, N.A., Toronto Branch, as administrative agent, pursuant to or in connection with the Amended and Restated Credit Agreement, dated as of December 22, 2011 (as amended, restated, supplemented or otherwise modified from time to time), among the Company, Quicksilver Resources, Canada, Inc., as borrower, the banks, financial institutions and other lending institutions from time to time parties as lenders thereto and JPMorgan Chase Bank, N.A., as global administrative agent, and JPMorgan Chase Bank, N.A., Toronto Branch, as administrative agent, and (b) the exercise of any right or remedy by [Insert Second Priority Representative] hereunder is subject to the limitations and provisions of the Intercreditor Agreement dated as of June 21, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among JPMorgan Chase Bank, N.A., as Senior Representative,

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Credit Suisse AG, Cayman Islands Branch, as Initial Second Priority Representative and as Administrative Agent, The Bank of New York Mellon Trust Company N.A., as Trustee, the Company and its subsidiaries and affiliated entities party thereto. In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern.”

(b) In the event that the Senior Representative or the Senior Secured Parties enter into any amendment, waiver or consent in respect of any of the Senior Collateral Documents for the purpose of adding to or deleting from, or waiving or consenting to any departures from any provisions of, any Senior Collateral Document or changing in any manner the rights of the Senior Representative, the Senior Secured Parties, the Company or any other Grantor thereunder (including the release of any Liens in Senior Collateral), then such amendment, waiver or consent shall apply automatically to any comparable provision of each comparable Second Priority Collateral Document without the consent of any Second Priority Representative or any Second Priority Debt Party and without any action by any Second Priority Representative, the Company or any other Grantor; provided, however, that (i) no such amendment, waiver or consent shall have the effect of (A) removing assets subject to the Lien of the Second Priority Collateral Documents, except to the extent that a release of such Lien is permitted by Section 5.01 of this Agreement and provided that there is a corresponding release of the Lien securing the Senior Obligations, (B) imposing duties on the Designated Second Priority Representative without its consent or (C) altering the terms of the Second Priority Debt Documents to permit other Liens on the Collateral not permitted under the terms of the Second Priority Debt Documents as in effect on the date hereof or Article VI hereof and (ii) written notice of such amendment, waiver or consent shall have been given to each Second Priority Representative within ten (10) Business Days after the effectiveness of such amendment, waiver or consent.

SECTION 5.04. Rights as Unsecured Creditors. Notwithstanding anything to the contrary in this Agreement, during an Event of Default (as defined under the Second Priority Debt Documents), the Second Priority Representatives and the Second Priority Debt Parties may exercise rights and remedies as unsecured creditors against the Company and any other Grantor in accordance with the terms of the Second Priority Debt Documents and applicable law so long as such rights and remedies do not violate any express provision of this Agreement. Nothing in this Agreement shall prohibit the receipt by any Second Priority Representative or any Second Priority Debt Party of the required payments of principal, premium, interest, fees and other amounts due under the Second Priority Debt Documents so long as such receipt is not the direct or indirect result of the exercise by a Second Priority Representative or any Second Priority Debt Party of rights or remedies as a secured creditor in respect of Shared Collateral. In the event any Second Priority Representative or any Second Priority Debt Party becomes a judgment lien creditor in respect of Shared Collateral as a result of its enforcement of its rights as an unsecured creditor in respect of Second Priority Debt Obligations, such judgment lien shall be subordinated to the Liens securing Senior Obligations on the same basis as the other Liens securing the Second Priority Debt Obligations are so subordinated to such Liens securing Senior Obligations under this Agreement. Nothing in this Agreement shall impair or otherwise adversely affect any rights or remedies the Senior Representative or the Senior Secured Parties may have with respect to the Senior Collateral.

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SECTION 5.05. Gratuitous Bailee for Perfection.

(a) The Senior Representative acknowledges and agrees that if it shall at any time hold a Lien securing any Senior Obligations on any Shared Collateral that can be perfected by the possession or control of such Shared Collateral or of any account in which such Shared Collateral is held, and if such Shared Collateral or any such account is in fact in the possession or under the control of the Senior Representative, or of agents or bailees of such Person (such Shared Collateral being referred to herein as the “Pledged or Controlled Collateral”), or if it shall any time obtain any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to Shared Collateral, the Senior Representative shall also hold such Pledged or Controlled Collateral, or take such actions with respect to such landlord waiver, bailee’s letter or similar agreement or arrangement, as sub-agent or gratuitous bailee for the relevant Second Priority Representatives, in each case solely for the purpose of perfecting the Liens granted under the relevant Second Priority Collateral Documents and subject to the terms and conditions of this Section 5.05.

(b) The rights of the Second Priority Representatives and the Second Priority Debt Parties with respect to the Pledged or Controlled Collateral shall at all times be subject to the terms of this Agreement.

(c) The Senior Representative and the Senior Secured Parties shall have no obligation whatsoever to the Second Priority Representatives or any Second Priority Debt Party to assure that any of the Pledged or Controlled Collateral is genuine or owned by the Grantors or to protect or preserve rights or benefits of any Person or any rights pertaining to the Shared Collateral, except as expressly set forth in this Section 5.05. The duties or responsibilities of the Senior Representative under this Section 5.05 shall be limited solely to holding or controlling the Shared Collateral and the related Liens referred to in paragraphs (a) and (b) of this Section 5.05 as sub-agent and gratuitous bailee for the relevant Second Priority Representative for purposes of perfecting the Lien held by such Second Priority Representative.

(d) The Senior Representative shall not have by reason of the Second Priority Collateral Documents or this Agreement, or any other document, a fiduciary relationship in respect of any Second Priority Representative or any Second Priority Debt Party, and each, Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, hereby waives and releases the Senior Representative and Senior Secured Parties from all claims and liabilities arising pursuant to the Senior Representative’s roles under this Section 5.05 as sub-agent and gratuitous bailee with respect to the Shared Collateral.

(e) Following the Discharge of Senior Obligations, the Senior Representative shall, at the Grantors’ sole cost and expense, upon request (i) (A) deliver to the Designated Second Priority Representative, to the extent that it is legally permitted to do so, all Shared Collateral, including all Proceeds thereof, held or controlled by the Senior Representative or any of its agents or bailees, including the transfer of possession and control, as applicable, of the Pledged or Controlled Collateral, together with any necessary endorsements and notices to depositary banks, securities intermediaries and commodities intermediaries, and assign its rights under any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it

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rights or access to Shared Collateral, or (B) direct and deliver such Shared Collateral as a court of competent jurisdiction may otherwise direct, (ii) notify any applicable insurance carrier that it is no longer entitled to be a loss payee or additional insured under the insurance policies of any Grantor issued by such insurance carrier and (iii) notify any governmental authority involved in any condemnation or similar proceeding involving any Grantor that the Designated Second Priority Representative is entitled to approve any awards granted in such proceeding. The Company and the other Grantors shall take such further action as is required to effectuate the transfer contemplated hereby and shall indemnify the Senior Representative for loss or damage suffered by the Senior Representative as a result of such transfer, except for loss or damage suffered by any such Person as a result of its own willful misconduct, gross negligence or bad faith. The Senior Representative has no obligations to follow instructions from any Second Priority Representative or any other Second Priority Debt Party in contravention of this Agreement.

(f) Neither the Senior Representative nor any of the other Senior Secured Parties shall be required to marshal any present or future collateral security for any obligations of the Company or any Subsidiary to the Senior Representative or any Senior Secured Party under the Senior Debt Documents or any assurance of payment in respect thereof, or to resort to such collateral security or other assurances of payment in any particular order, and all of their rights in respect of such collateral security or any assurance of payment in respect thereof shall be cumulative and in addition to all other rights, however existing or arising.

SECTION 5.06. When Discharge of Senior Obligations Deemed To Not Have Occurred. If, at any time after the Discharge of Senior Obligations has occurred, the Company or any Subsidiary incurs any Senior Obligations (other than in respect of the payment of indemnities surviving the Discharge of Senior Obligations), then such Discharge of Senior Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken prior to the date of such designation as a result of the occurrence of such first Discharge of Senior Obligations) and the applicable agreement governing such Senior Obligations shall automatically be treated as a Senior Debt Document for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Shared Collateral set forth herein and the agent, representative or trustee for the holders of such Senior Obligations shall be the Senior Representative for all purposes of this Agreement. Upon receipt of notice of such incurrence (including the identity of the new Senior Representative), each Second Priority Representative (including the Designated Second Priority Representative) shall promptly upon request (a) enter into such documents and agreements (at the expense of the Company), including amendments or supplements to this Agreement, as the Company or such new Senior Representative shall reasonably request in writing in order to provide the new Senior Representative the rights of the Senior Representative contemplated hereby, (b) deliver to the Senior Representative, to the extent that it is legally permitted to do so, all Shared Collateral, including all Proceeds thereof, held or controlled by such Second Priority Representative or any of its agents or bailees, including the transfer of possession and control, as applicable, of the Pledged or Controlled Collateral, together with any necessary endorsements and notices to depositary banks, securities intermediaries and commodities intermediaries, and agree to amendments to any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to Shared Collateral, (c) notify any applicable insurance carrier that it is no longer entitled to be a sole loss payee or additional insured under the

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insurance policies of any Grantor issued by such insurance carrier and (d) notify any governmental authority involved in any condemnation or similar proceeding involving a Grantor that the new Senior Representative is entitled to approve any awards granted in such proceeding.

SECTION 5.07. Option to Repurchase.

(a) Without prejudice to the enforcement of the Senior Secured Parties’ remedies, the Senior Secured Parties agree at any time following an acceleration of the Senior Obligations in accordance with the terms of the U.S. Credit Agreement or the commencement of an Insolvency or Liquidation Proceeding, the Senior Secured Parties will offer the Second Priority Debt Parties the option to purchase (the “Purchase”) at par/face amount the entire aggregate amount of outstanding Senior Obligations (which includes principal, interest, fees, breakage costs, attorneys’ fees and expenses, and, in the case of any Swap Agreements, on a per Secured Swap Provider basis, the positive amount that is payable by the Company or relevant Guarantor thereunder reflecting any unpaid amount then due or amount owing in connection with the termination (or early termination) on or prior to the date of the Purchase after giving effect to offset and netting arrangements in respect of such Secured Swap Provider, but which excludes any rights of the Senior Secured Parties with respect to indemnification and other contingent obligations of the Company and Guarantors under the Senior Debt Documents that are expressly stated to survive the termination of the Senior Debt Documents). For avoidance of doubt, any Senior Obligations which are not purchased will continue to constitute Senior Obligations hereunder and shall be secured in the same manner and subject to the same protections hereunder as existed immediately prior to the Purchase. The Purchase shall be made without warranty or representation or recourse, on a pro rata basis across Senior Secured Parties.

(b) In connection with the exercise of such option, the purchasing Second Priority Debt Parties shall furnish cash collateral to any relevant Senior Secured Party as it reasonably deems necessary to secure any such Senior Secured Party’s outstanding Letters of Credit or Canadian Letters of Credit (not to exceed 105% of the face amount of the aggregate undrawn face amount of such letters of credit).

(c) The Second Priority Debt Parties shall irrevocably accept or reject such offer within ten (10) Business Days of the receipt thereof and the parties shall endeavor to close promptly thereafter, but not later than thirty (30) Business Days after receipt of such offer. If the Second Priority Debt Parties accept such offer, it shall be exercised pursuant to documentation mutually acceptable to the Senior Representative and the Second Priority Representative. If the Second Priority Debt Parties reject such offer (or do not so irrevocably accept such offer within the required timeframe), the Senior Secured Parties shall have no further obligations pursuant to this Section 5.07 and may take any further actions in their sole discretion in accordance with the Senior Debt Documents and this Agreement.

SECTION 5.08. Designated Senior Indebtedness. Notwithstanding any indenture or other documentation for the Existing Subordinate Notes or other unsecured senior subordinated Debt incurred by the Company and its Subsidiaries which is permitted by the Senior Debt Documents (such indenture or other documentation, the “Senior Subordinated Debt Documents”), each of the Second Priority Representative, for itself and on behalf of each Second Priority Debt Parties, and the Company agrees that, until the occurrence of the Discharge of

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Senior Obligations, the Second Priority Representative shall not exercise any rights as a Representative (as defined in the Senior Subordinated Debt Documents) or any similar term of the holders of “Designated Senior Indebtedness” or any similar term under the Senior Subordinated Debt Document that arise solely by virtue of Debt evidenced by the Second Priority Debt Obligations being designated “Designated Senior Indebtedness” (or any similar term) under the Senior Subordinated Debt Document. The foregoing shall not prejudice the Senior Secured Parties’ or the Second Priority Debt Parties’ exercise of rights as holders of “Senior Indebtedness” or any similar term under the Senior Subordinated Debt Documents.

ARTICLE VI

Insolvency or Liquidation Proceedings.

SECTION 6.01. Financing Issues. Until the Discharge of Senior Obligations has occurred, if the Company or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and the Senior Representative or any Senior Secured Party shall desire to consent (or not object) to the sale, use or lease of cash collateral or to consent (or not object) to the Company’s or any other Grantor’s obtaining financing under Section 363 or Section 364 of Title 11 of the United States Code or any similar provision of any other Bankruptcy Law (“DIP Financing”), then each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, agrees that (except to the extent permitted by this Section 6.01 and so long as such cash collateral or DIP Financing is in an amount that does not exceed the greater of (A) $70,000,000 and (B) the sum of (1) the aggregate principal amount of Loans and Canadian Loans and drawn Letters of Credit and Canadian Letters of Credit and the face amount of undrawn Letters of Credit and Canadian Letters of Credit under the Combined Credit Agreements replaced or refinanced by any such DIP Financing and (2) 20% of the aggregate principal amount of Loans and Canadian Loans and drawn Letters of Credit and Canadian Letters of Credit and the face amount of undrawn Letters of Credit and Canadian Letters of Credit outstanding under the Combined Credit Agreements on the date of the commencement of such Insolvency or Liquidation Proceeding (the “DIP Cap”)) it will raise no: (a) objection to and will not otherwise contest such sale, use or lease of such cash collateral or such DIP Financing and, except to the extent permitted by the proviso in clause (ii) of Section 3.01(a), this Section 6.01, and Section 6.03, will not request adequate protection or any other relief in connection therewith and, to the extent the Liens securing any Senior Obligations are subordinated or pari passu with such DIP Financing, will subordinate (and will be deemed hereunder to have subordinated) its Liens in the Shared Collateral to (x) such DIP Financing (and all obligations relating thereto) on the same basis as the Liens securing the Second Priority Debt Obligations are so subordinated to Liens securing Senior Obligations under this Agreement, (y) any adequate protection Liens provided to the Senior Secured Parties, and (z) to any “carve-out” for professional and United States Trustee fees agreed to by the Senior Representative; (b) objection to (and will not otherwise contest) any motion for relief from the automatic stay or from any injunction against foreclosure or enforcement in respect of Senior Obligations and the Shared Collateral made by the Senior Representative or any other Senior Secured Party; (c) objection to (and will not otherwise contest) any lawful exercise by any Senior Secured Party of the right to credit bid Senior Obligations at any sale in foreclosure of Senior Collateral or to exercise any rights under Section 1111(b) of Title 11 of the United States Code with respect to the Shared Collateral; (d) objection to (and will not otherwise contest) any other

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request for judicial relief made in any court by any Senior Secured Party relating to the lawful enforcement of any Lien on Senior Collateral; or (e) objection to (and will not otherwise contest or oppose) any order relating to a sale or other disposition of any of the Shared Collateral for which the Senior Representative has consented that provides, to the extent such sale or other disposition is to be free and clear of Liens, (i) that the Liens securing the Senior Obligations and the Second Priority Debt Obligations will attach to the Proceeds of the sale on the same basis of priority as the Liens on the Shared Collateral securing the Senior Obligations rank to the Liens on the Shared Collateral securing the Second Priority Debt Obligations pursuant to this Agreement, (ii) that net Proceeds of such sale shall be applied to reduce the Senior Obligations, and (iii) Second Priority Debt Parties will not have been deemed to have waived the right to bid in cash in connection with the sale; notwithstanding the foregoing, the Second Priority Debt Parties may assert any objection to a sale or disposition of any Shared Collateral that is consistent with the respective rights and obligations of the Senior Secured Parties and the Second Priority Debt Parties under this Agreement (without limiting the foregoing, Second Priority Debt Parties may not raise any objections based on rights afforded by Sections 363(e), (f) and (k) of the Bankruptcy Code to secured creditors or any comparable provision of any other Bankruptcy Law). Each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, agrees that notice from the Company received two (2) Business Days prior to the entry of an order approving such usage of cash or other collateral or approving such DIP Financing shall be adequate notice.

SECTION 6.02. Relief from the Automatic Stay. Until the Discharge of Senior Obligations has occurred, each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, agrees that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding or take any action in derogation thereof, in each case in respect of any Shared Collateral, without the prior written consent of the Senior Representative.

SECTION 6.03. Adequate Protection. Each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, agrees that none of them shall (a) object, contest or support any other Person objecting to or contesting (i) any request by the Senior Representative or any Senior Secured Parties for adequate protection, (ii) any objection by the Senior Representative or any Senior Secured Parties to any motion, relief, action or proceeding based on the Senior Representative’s or Senior Secured Party’s claiming a lack of adequate protection or (iii) the payment of interest, fees, expenses or other amounts of the Senior Representative or any other Senior Secured Party under Section 506(b) of Title 11 of the United States Code or any similar provision of any other Bankruptcy Law or (b) assert or support any claim for costs or expenses of preserving or disposing of any Collateral under Section 506(c) of Title 11 of the United States Code or any similar provision of any other Bankruptcy Law. Notwithstanding anything contained in this Section 6.03 or in Section 6.01, in any Insolvency or Liquidation Proceeding, (1) if the Senior Secured Parties (or any subset thereof) are granted adequate protection in the form of additional collateral or superpriority claims in connection with any DIP Financing or use of cash collateral under Section 363 or 364 of Title 11 of the United States Code or any similar provision of any other Bankruptcy Law, then each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, may seek or request adequate protection in the form of a replacement Lien on such additional collateral or superpriority claim,

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which Lien or superpriority claim is subordinated to the Liens securing all Senior Obligations and such DIP Financing (and all obligations relating thereto) on the same basis as the other Liens securing the Second Priority Debt Obligations are so subordinated to the Liens securing Senior Obligations under this Agreement and (2) in the event any Second Priority Representatives, for themselves and on behalf of the Second Priority Debt Parties under their Second Priority Debt Facilities, seek or request adequate protection and such adequate protection is granted in the form of additional collateral or superpriority claims (in each instance, to the extent such grant is otherwise permissible under the terms and conditions of this Agreement), then such Second Priority Representatives, for themselves and on behalf of each Second Priority Debt Party under their Second Priority Debt Facilities, agree that the Senior Representative shall also be granted (as applicable) a senior superpriority claim or senior Lien on such additional collateral as security for the Senior Obligations, and that any Lien on such additional collateral securing the Second Priority Debt Obligations or superpriority claim granted to the Second Priority Debt Parties shall be subordinated to the Liens on such collateral securing the Senior Obligations and any such DIP Financing (and all obligations relating thereto) and any other Liens granted to the Senior Secured Parties, or the superpriority claim granted to the Senior Secured Parties, as adequate protection on the same basis as the other Liens securing the Second Priority Debt Obligations are so subordinated to such Liens securing Senior Obligations under this Agreement. Notwithstanding anything contained in this Section 6.03 or in Section 6.01, in any Insolvency or Liquidation Proceeding, to the extent that the Senior Secured Parties are granted adequate protection in the form of payments in the amount of current incurred fees and expenses and/or other cash payments, or otherwise with the consent of the Senior Representative, then the Designated Second Priority Representative and the Second Priority Debt Parties shall not be prohibited from seeking adequate protection in the form of payments in the amount of current incurred fees and expenses and/or other cash payments (as applicable), subject to the right of the Senior Secured Parties to object to the reasonableness of the amounts of fees and expenses or other cash payments so sought by the Second Priority Debt Parties. In addition, to the extent the Senior Secured Parties are awarded or otherwise granted an allowed claim in any Insolvency or Liquidation Proceeding with respect to post-petition interest, nothing herein shall prevent the Second Priority Debt Parties from seeking or otherwise asserting a claim for post-petition interest to the extent of the value of the Lien of the Second Priority Debt Parties on the Shared Collateral (after taking into account the Senior Obligations).

SECTION 6.04. Preference Issues. If any Senior Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to disgorge, turn over or otherwise pay any amount to the estate of the Company or any other Grantor (or any trustee, receiver or similar Person therefor), because the payment of such amount was declared to be fraudulent or preferential in any respect or for any other reason, any amount (a “Recovery”), whether received as proceeds of security, enforcement of any right of setoff or otherwise, then the Senior Obligations shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and the Senior Secured Parties shall be entitled to the benefits of this Agreement until a Discharge of Senior Obligations with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto. Each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, hereby agrees that none of them shall be entitled to benefit from any

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avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.

SECTION 6.05. Separate Grants of Security and Separate Classifications. Each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, acknowledges and agrees that (a) the grants of Liens pursuant to the Senior Collateral Documents and the Second Priority Collateral Documents constitute separate and distinct grants of Liens and (b) because of, among other things, their differing rights in the Shared Collateral, the Second Priority Debt Obligations are fundamentally different from the Senior Obligations and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency or Liquidation Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that any claims of the Senior Secured Parties and the Second Priority Debt Parties in respect of the Shared Collateral constitute a single class of claims (rather than separate classes of senior and junior secured claims), then each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, hereby acknowledges and agrees that all distributions shall be made as if there were separate classes of senior and junior secured claims against the Grantors in respect of the Shared Collateral (with the effect being that, to the extent that the aggregate value of the Shared Collateral is sufficient (for this purpose ignoring all claims held by the Second Priority Debt Parties), the Senior Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest (whether or not allowed or allowable) before any distribution is made from the Shared Collateral in respect of the Second Priority Debt Obligations, with each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, hereby acknowledging and agreeing to turn over to the Senior Representative amounts otherwise received or receivable by them from the Shared Collateral to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Second Priority Debt Parties.

SECTION 6.06. No Waivers of Rights of Senior Secured Parties. Nothing contained herein shall, except as expressly provided herein, prohibit or in any way limit the Senior Representative or any other Senior Secured Party from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by any Second Priority Debt Party, including the seeking by any Second Priority Debt Party of adequate protection or the asserting by any Second Priority Debt Party of any of its rights and remedies under the Second Priority Debt Documents or otherwise.

SECTION 6.07. Application. This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under Section 510(a) of Title 11 of the United States Code or any similar provision of any other Bankruptcy Law, shall be effective before, during and after the commencement of any Insolvency or Liquidation Proceeding. The relative rights as to the Shared Collateral and Proceeds thereof shall continue after the commencement of any Insolvency or Liquidation Proceeding on the same basis as prior to the

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date of the petition therefor, subject to any court order approving the financing of, or use of cash collateral by, any Grantor. All references herein to any Grantor shall include such Grantor as a debtor-in-possession and any receiver or trustee for such Grantor.

SECTION 6.08. Other Matters. To the extent that any Second Priority Representative or any Second Priority Debt Party has or acquires rights under Section 363 or Section 364 of Title 11 of the United States Code or any similar provision of any other Bankruptcy Law with respect to any of the Shared Collateral, such Second Priority Representative, on behalf of itself and each Second Priority Debt Party under its Second Priority Debt Facility, agrees not to assert any such rights without the prior written consent of the Senior Representative, provided that if requested by the Senior Representative, such Second Priority Representative shall timely exercise such rights in the manner requested by the Senior Representative, including any rights to payments in respect of such rights.

SECTION 6.09. 506(c) Claims. Until the Discharge of Senior Obligations has occurred, each Second Priority Representative, on behalf of itself and each Second Priority Debt Party under its Second Priority Debt Facility, agrees that it will not assert or enforce any claim under Section 506(c) of Title 11 of the United States Code or any similar provision of any other Bankruptcy Law senior to or on a parity with the Liens securing the Senior Obligations for costs or expenses of preserving or disposing of any Shared Collateral.

SECTION 6.10. Reorganization Securities. If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed, pursuant to a plan of reorganization or similar dispositive restructuring plan, on account of both the Senior Obligations and the Second Priority Debt Obligations, then, to the extent the debt obligations distributed on account of the Senior Obligations and on account of the Second Priority Debt Obligations are secured by Liens upon the same assets or property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

ARTICLE VII

Reliance; Etc.

SECTION 7.01. Reliance. The consent by the Senior Secured Parties to the execution and delivery of the Second Priority Debt Documents to which the Senior Secured Parties have consented and all loans and other extensions of credit made or deemed made on and after the date hereof by the Senior Secured Parties to the Company or any Subsidiary shall be deemed to have been given and made in reliance upon this Agreement. Each Second Priority Representative (acting at the direction of the Second Priority Debt Parties such Second Priority Representative represents), on behalf of itself and each Second Priority Debt Party under its Second Priority Debt Facility, acknowledges that it and such Second Priority Debt Parties have, independently and without reliance on the Senior Representative or other Senior Secured Party, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the Second Priority Debt Documents to which they are party or by which they are bound, this Agreement and the transactions contemplated hereby and thereby, and they will continue to make their own credit decisions in taking or not taking any action under the Second Priority Debt Documents or this Agreement.

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SECTION 7.02. No Warranties or Liability. Each Second Priority Representative, on behalf of itself and each Second Priority Debt Party under its Second Priority Debt Facility, acknowledges and agrees that neither the Senior Representative nor any other Senior Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Senior Debt Documents, the ownership of any Shared Collateral or the perfection or priority of any Liens thereon. The Senior Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under the Senior Debt Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and the Senior Secured Parties may manage their loans and extensions of credit without regard to any rights or interests that the Second Priority Representatives and the Second Priority Debt Parties have in the Shared Collateral or otherwise, except as otherwise provided in this Agreement. Neither the Senior Representative nor any other Senior Secured Party shall have any duty to any Second Priority Representative or Second Priority Debt Party to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of an event of default or default under any agreement with the Company or any Subsidiary (including the Second Priority Debt Documents), regardless of any knowledge thereof that they may have or be charged with. Except as expressly set forth in this Agreement, the Senior Representative, the Senior Secured Parties, the Second Priority Representatives and the Second Priority Debt Parties have not otherwise made to each other, nor do they hereby make to each other, any warranties, express or implied, nor do they assume any liability to each other with respect to (a) the enforceability, validity, value or collectability of any of the Senior Obligations, the Second Priority Debt Obligations or any guarantee or security which may have been granted to any of them in connection therewith, (b) any Grantor’s title to or right to transfer any of the Shared Collateral or (c) any other matter except as expressly set forth in this Agreement.

SECTION 7.03. Obligations Unconditional. All rights, interests, agreements and obligations of the Senior Representative, the Senior Secured Parties, the Second Priority Representatives and the Second Priority Debt Parties hereunder shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any Senior Debt Document or any Second Priority Debt Document;

(b) any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Obligations or Second Priority Debt Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of each of the Combined Credit Agreements or any other Senior Debt Document or of the terms of any Second Priority Debt Document;

(c) any exchange of any security interest in any Shared Collateral or any other collateral or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Obligations or Second Priority Debt Obligations or any guarantee thereof;

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(d) the commencement of any Insolvency or Liquidation Proceeding in respect of the Company or any other Grantor; or

(e) any other circumstances that otherwise might constitute a defense available to, or a discharge of, (i) the Company or any other Grantor in respect of the Senior Obligations or (ii) any Second Priority Representative or Second Priority Debt Party in respect of this Agreement.

ARTICLE VIII

Miscellaneous

SECTION 8.01. Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of any Senior Debt Document or any Second Priority Debt Document, the provisions of this Agreement shall govern.

SECTION 8.02. Continuing Nature of this Agreement; Severability. Subject to Section 6.04, this Agreement shall continue to be effective until the Discharge of Senior Obligations shall have occurred. This is a continuing agreement of Lien subordination, and the Senior Secured Parties may continue, at any time and without notice to the Second Priority Representatives or any Second Priority Debt Party, to extend credit and other financial accommodations and lend monies to or for the benefit of the Company or any Subsidiary constituting Senior Obligations in reliance hereon. The terms of this Agreement shall survive and continue in full force and effect in any Insolvency or Liquidation Proceeding. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8.03. Amendments; Waivers.

(a) No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

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(b) This Agreement may be amended in writing signed by each Representative (in each case, acting in accordance with the documents governing the applicable Debt Facility); provided that any such amendment, supplement or waiver which by the terms of this Agreement expressly requires the Company’s consent or which increases the obligations or reduces the rights of the Company or any Grantor, shall require the consent of the Company. Any such amendment, supplement or waiver shall be in writing and shall be binding upon the Senior Secured Parties and the Second Priority Debt Parties and their respective successors and assigns.

(c) Notwithstanding the foregoing, without the consent of any Secured Party, any Representative may become a party hereto by execution and delivery of a Joinder Agreement in accordance with Section 8.09 of this Agreement and upon such execution and delivery, such Representative and the Secured Parties and Second Priority Debt Obligations of the Debt Facility for which such Representative is acting shall be subject to the terms hereof.

SECTION 8.04. Information Concerning Financial Condition of the Company and the Subsidiaries. The Senior Representative, the Senior Secured Parties, the Second Priority Representatives and the Second Priority Debt Parties shall each be responsible for keeping themselves informed of (a) the financial condition of the Company and the Subsidiaries and all endorsers or guarantors of the Senior Obligations or the Second Priority Debt Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the Senior Obligations or the Second Priority Debt Obligations. The Senior Representative, the Senior Debt Parties, the Second Priority Representatives and the Second Priority Debt Parties shall have no duty to advise any other party hereunder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that the Senior Representative, any Senior Secured Party, any Second Priority Representative or any Second Priority Debt Party, in its sole discretion, undertakes at any time or from time to time to provide any such information to any other party, it shall be under no obligation to (i) make, and the Senior Representative, the Senior Secured Parties, the Second Priority Representatives and the Second Priority Debt Parties shall not make or be deemed to have made, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (ii) provide any additional information or to provide any such information on any subsequent occasion, (iii) undertake any investigation or (iv) disclose any information that, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

SECTION 8.05. Subrogation. Each Second Priority Representative, on behalf of itself and each Second Priority Debt Party under its Second Priority Debt Facility, hereby waives any rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Senior Obligations has occurred.

SECTION 8.06. Application of Payments. Except as otherwise provided herein, all payments received by the Senior Secured Parties may be applied, reversed and reapplied, in whole or in part, to such part of the Senior Obligations as the Senior Secured Parties, in their sole discretion, deem appropriate, consistent with the terms of the Senior Debt Documents. Except as otherwise provided herein, each Second Priority Representative, on

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behalf of itself and each Second Priority Debt Party under its Second Priority Debt Facility, assents to any such extension or postponement of the time of payment of the Senior Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security that may at any time secure any part of the Senior Obligations and to the addition or release of any other Person primarily or secondarily liable therefor.

SECTION 8.07. Additional Grantors. The Company agrees that, if any Subsidiary shall become a Grantor after the date hereof, it will promptly cause such Subsidiary to become party hereto by executing and delivering an instrument in the form of Annex I (it being understood, for the avoidance of doubt, that, as of the date hereof, only Domestic Subsidiaries are expected to become Grantors). Upon such execution and delivery, such Subsidiary will become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of such instrument shall not require the consent of any other party hereunder, and will be acknowledged by the Designated Second Priority Representative and the Senior Representative. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

SECTION 8.08. Dealings with Grantors. Upon any application or demand by the Company or any Grantor to any Representative to take or permit any action under any of the provisions of this Agreement or under any Collateral Document (if such action is subject to the provisions hereof), the Company or such Grantor, as appropriate, shall furnish to such Representative (i) a certificate of a Responsible Officer (an “Officer’s Certificate”) and (ii) upon the Second Lien Agent’s reasonable request (which request is made at the direction of the Designated Second Priority Representative), an opinion of counsel, in each case stating that all conditions precedent, if any, provided for in this Agreement or such Collateral Document, as the case may be, relating to the proposed action have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Agreement or any Collateral Document relating to such particular application or demand, no additional certificate or opinion need be furnished.

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SECTION 8.09. Additional Debt Facilities. To the extent, but only to the extent, permitted by the provisions of the Senior Debt Documents and the Second Priority Debt Documents, the Company may incur or issue and sell one or more series or classes of Second Priority Debt. Any such additional class or series of Second Priority Debt (the “Second Priority Class Debt”) may be secured by a second priority, subordinated Lien on Shared Collateral, in each case under and pursuant to the relevant Second Priority Collateral Documents for such Second Priority Class Debt, if and subject to the condition that the Representative of any such Second Priority Class Debt (each, a “Second Priority Class Debt Representative”), acting on behalf of the holders of such Second Priority Class Debt (such Representative and holders in respect of any Second Priority Class Debt being referred to as the “Second Priority Class Debt Parties”), becomes a party to this Agreement by satisfying conditions (i) through (iii), as applicable, of the immediately succeeding paragraph. In order for a Second Priority Class Debt Representative to become a party to this Agreement:

(i) such Second Priority Class Debt Representative shall have executed and delivered a Joinder Agreement substantially in the form of Annex II (with such changes as may be reasonably approved by the Senior Representative and such Second Priority Class Debt Representative) pursuant to which it becomes a Representative hereunder, and the Second Priority Class Debt in respect of which such Second Priority Class Debt Representative is the Representative and the related Second Priority Class Debt Parties become subject hereto and bound hereby;

(ii) the Company shall have delivered to each Representative an Officer’s Certificate stating that the conditions set forth in this Section 8.09 are satisfied with respect to such Second Priority Class Debt and, if requested, true and complete copies of each of the Second Priority Debt Documents relating to such Second Priority Class Debt, certified as being true and correct by a Responsible Officer of the Company; and

(iii) the Second Priority Debt Documents relating to such Second Priority Class Debt shall provide that each Second Priority Class Debt Party with respect to such Second Priority Class Debt will be subject to and bound by the provisions of this Agreement in its capacity as a holder of such Second Priority Class Debt.

SECTION 8.10. Consent to Jurisdiction; Waivers. Each Representative, on behalf of itself and the Secured Parties of the Debt Facility for which it is acting, irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the Collateral Documents, or for recognition and enforcement of any judgment in respect thereof, to the exclusive jurisdiction of the courts of the State of New York located in the Borough of Manhattan, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person (or its Representative) at the address referred to in Section 8.11 or by a procedure permitted under the relevant Senior Debt Document or Second Priority Debt Documents, as the case may be;

(d) agrees that nothing herein shall affect the right of any other party hereto (or any Secured Party) to effect service of process in any other manner permitted by law; and

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 8.10 any special, exemplary, punitive or consequential damages.

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SECTION 8.11. Notices. All notices, requests, demands and other communications provided for or permitted hereunder shall be in writing and shall be sent:

(a) if to the Company or any Grantor, to the Company, at its address at: 801 Cherry St, Suite 3700, Unit 19, Fort Worth, Texas 76102, Attention: Vice President -Treasurer (Telecopy No. (817) 665-5016), with a copy to General Counsel (Telecopy No. (817) 668-5012);

(b) if to the Initial Second Priority Representative or the Administrative Agent, to it at Credit Suisse AG, Agency Manager, Eleven Madison Avenue, 23rd Floor, New York, NY 10010, (Telecopy No. (212) 322-2291), email: agency.loanops@credit- suisse.com;

(c) if to the Trustee, to it at The Bank of New York Mellon Trust Company N.A., 601 Travis Street, 16th Floor, Houston, TX 77002, Attention: Rafael Martinez (Telecopy No. (713) 483-6954), email: rafael.martinez@bnymellon.com;

(d) if to the Senior Representative, to it at: JPMorgan Chase Bank, N.A., 2200 Ross Avenue, 3rd Floor, Mail Code TX1-2911, Dallas, Texas 75201, Attention: Kimberly A. Bourgeois (Telecopy No. (214) 965-3280); and

(e) if to any other Representative, to it at the address specified by it in the Joinder Agreement delivered by it pursuant to Section 8.09.

Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and, may be personally served, telecopied or sent by courier service or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or, if agreed to, electronic mail or upon receipt via U.S. mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto shall be as set forth above or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties. As agreed to in writing among each Representative from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable person provided from time to time by such person.

The Company, the other Grantors, Trustee and the Second Lien Agent acknowledge that, with respect to any notice and other communications among such parties (but only among such parties) arising thereunder:

(1) The Second Lien Agent agrees to accept and act upon instructions or directions pursuant to this Agreement sent by unsecured e-mail, pdf, facsimile transmission or other similar unsecured electronic methods, provided, however, that the Second Lien Agent shall have received an incumbency certificate listing persons designated to give such instructions or directions and containing specimen signatures of such designated persons, which such incumbency certificate shall be amended and replaced whenever a person is to be added or deleted from the listing.

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(2) If any such party elects to give the Second Lien Agent e-mail or facsimile instructions (or instructions by a similar electronic method), the Second Lien Agent understanding of such instructions shall be deemed controlling. The Second Lien Agent shall not be liable for any losses, costs or expenses arising directly or indirectly from the Second Lien Agent’s reliance upon and compliance with such instructions notwithstanding such instructions conflict or are inconsistent with a subsequent written instruction.

(3) Any such party agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Second Lien Agent, including without limitation the risk of the Second Lien Agent acting on unauthorized instructions, and the risk or interception and misuse by third parties.

SECTION 8.12. Further Assurances. The Senior Representative, on behalf of itself and each Senior Secured Party under the Senior Debt Facility for which it is acting, each Second Priority Representative, on behalf of itself, and each Second Priority Debt Party under its Second Priority Debt Facility, agrees that it will take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the other parties hereto may reasonably request to effectuate the terms of, and the Lien priorities contemplated by, this Agreement.

SECTION 8.13. GOVERNING LAW; WAIVER OF JURY TRIAL.

(A) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(B) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

SECTION 8.14. Binding on Successors and Assigns. This Agreement shall be binding upon the Senior Representative, the Senior Secured Parties, the Second Priority Representatives, the Second Priority Debt Parties, the Company, the other Grantors party hereto and their respective successors and assigns.

SECTION 8.15. Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

SECTION 8.16. Counterparts. This Agreement may be executed in one or more counterparts, including by means of facsimile or other electronic method, each of which shall be an original and all of which shall together constitute one and the same document. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

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SECTION 8.17. Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement. The Senior Representative represents and warrants that this Agreement is binding upon the Senior Secured Parties. The Administrative Agent represents and warrants that this Agreement is binding upon the Initial Second Priority Debt Parties under the Initial Second Priority Loan Agreement. The Trustee represents and warrants that this Agreement is binding upon the Initial Second Priority Debt Parties under the Initial Second Priority Indenture.

SECTION 8.18. No Third Party Beneficiaries; Successors and Assigns. The lien priorities set forth in this Agreement and the rights and benefits hereunder in respect of such lien priorities shall inure solely to the benefit of the Senior Representative, the Senior Secured Parties, the Second Priority Representatives and the Second Priority Debt Parties, and their respective permitted successors and assigns, and no other Person (including the Grantors, or any trustee, receiver, debtor in possession or bankruptcy estate in a bankruptcy or like proceeding) shall have or be entitled to assert such rights.

SECTION 8.19. Effectiveness. This Agreement shall become effective when executed and delivered by the parties hereto.

SECTION 8.20. Representative Capacities. It is understood and agreed that (a) the Senior Representative is entering into this Agreement in its capacity as global administrative agent under each of the Combined Credit Agreements and the provisions of Section 11 of each of the Combined Credit Agreements applicable to the Agents (as defined therein) thereunder shall also apply to the Senior Representative hereunder (b) Credit Suisse AG, Cayman Islands Branch, is entering into this Agreement in its capacity as administrative agent under the Initial Second Priority Loan Agreement and Applicable Authorized Representative for the Second Priority Debt Parties, the Trustee is entering into this Agreement in its capacity as trustee under the Initial Second Priority Indenture and the Second Lien Agent is entering into this Agreement in its capacity as second lien agent under the Second Priority Collateral Documents and the provisions of Article VI of each such agreement applicable to the agent thereunder shall also apply to the agent hereunder.

SECTION 8.21. Relative Rights. Notwithstanding anything in this Agreement to the contrary, nothing in this Agreement is intended to or will (a) except to the extent contemplated by Section 5.01(a), 5.01(d) or 5.03(b), amend, waive or otherwise modify the provisions of each of the Combined Credit Agreements, any other Senior Debt Document or any Second Priority Debt Documents, or permit the Company or any Grantor to take any action, or fail to take any action, to the extent such action or failure would otherwise constitute a breach of, or default under, each of the Combined Credit Agreements or any other Senior Debt Document or any Second Priority Debt Documents, (b) change the relative priorities of the Senior Obligations or the Liens granted under the Senior Collateral Documents on the Senior Collateral (or any other assets) as among the Senior Secured Parties, (c) otherwise change the relative rights of the Senior Secured Parties in respect of the Senior Collateral as among such Senior Secured Parties or (d) obligate the Company or any Grantor to take any action, or fail to take any action, that would otherwise constitute a breach of, or default under, each of the Combined Credit Agreements or any other Senior Debt Document or any Second Priority Debt Document.

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SECTION 8.22. Survival of Agreement. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.

SECTION 8.23. Rights of Trustee and Second Lien Agent. The Company, the other Grantors, Trustee and the Second Lien Agent acknowledge that the rights of the Trustee and the Second Lien Agent as set forth in the Initial Second Priority Indenture apply to matters among such parties (but only such parties) arising hereunder.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

JPMORGAN CHASE BANK, N.A., as Senior Representative

By:	/s/ David Morris
Name: David Morris
Title: Authorized Officer

[SIGNATURE PAGE TO SECOND LIEN INTERCREDITOR AGREEMENT]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Initial Second property Representative and as Administrative Agent

By:	/s/ Nupur Kumar
Name: Nupur Kumar
Title: Authorized Officer

By:	/s/ Michael Spaight
Name: Michael Spaight
Title: Authorized Officer

[SIGNATURE PAGE TO SECOND LIEN INTERCREDITOR AGREEMENT]

Acknowledged and Agreed by: THE BANK OF NEW YORK MELLON TRUST COMPANY, NA., as Trustee and as Second Lien Agent

By:	/s/ Melonee Young
Name: Melonee Young
Title: Vice President

[SIGNATURE PAGE TO SECOND LIEN INTERCREDITOR AGREEMENT]

QUICKSILVER RESOURCES INC.

By:	/s/ John C. Regan
Name: John C. Regan
Title: Senior Vice President – Chief Financial Officer and Chief Accounting Officer

COWTOWN PIPELINE MANAGEMENT, INC., a Texas corporation

By:	/s/ John C. Regan
Name: John C. Regan
Title: Senior Vice President – Chief Financial Officer and Chief Accounting Officer

COWTOWN PIPELINE FUNDING, INC., a Delaware corporation

By:	/s/ John C. Regan
Name: John C. Regan
Title: Senior Vice President – Chief Financial Officer and Chief Accounting Officer

[SIGNATURE PAGE TO SECOND LIEN INTERCREDITOR AGREEMENT]

QPP PARENT LLC, a Delaware limited liability company

By:	Quicksilver Resources Inc., its sole member

By:	/s/ John C. Regan
Name: John C. Regan
Title: Senior Vice President – Chief Financial Officer and Chief Accounting Officer of Quicksilver Resources Inc., QPP Parent LLC’s sole member

[SIGNATURE PAGE TO SECOND LIEN INTERCREDITOR AGREEMENT]

ANNEX I

SUPPLEMENT NO. dated as of             , 201[    ] to the INTERCREDITOR AGREEMENT dated as of June 21, 2013 (the “Second Lien Intercreditor Agreement”), among Quicksilver Resources Inc., a Delaware corporation (the “Company”), certain subsidiaries and affiliates of the Company (each a “Grantor”), JPMorgan Chase Bank, N.A., as Senior Representative, Credit Suisse AG, Cayman Islands Branch, as Initial Second Priority Representative, The Bank of New York Mellon Trust Company N.A., as Trustee and Second Lien Agent and the additional Representatives from time to time a party thereto.

A. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Second Lien Intercreditor Agreement.

B. The Grantors have entered into the Second Lien Intercreditor Agreement. Pursuant to the each of the Combined Credit Agreements and certain Second Priority Debt Documents, certain newly acquired or organized Subsidiaries of the Company are required to enter into the Second Lien Intercreditor Agreement. Section 8.07 of the Second Lien Intercreditor Agreement provides that such Subsidiaries may become party to the Second Lien Intercreditor Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Grantor”) is executing this Supplement in accordance with the requirements of each of the Combined Credit Agreements and the Second Priority Debt Documents.

Accordingly, the New Grantor agrees as follows:

SECTION 1. In accordance with Section 8.07 of the Second Lien Intercreditor Agreement, the New Grantor by its signature below becomes a Grantor under the Second Lien Intercreditor Agreement with the same force and effect as if originally named therein as a Grantor, and the New Grantor hereby agrees to all the terms and provisions of the Second Lien Intercreditor Agreement applicable to it as a Grantor thereunder. Each reference to a “Grantor” in the Second Lien Intercreditor Agreement shall be deemed to include the New Grantor. The Second Lien Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2. The New Grantor represents and warrants to the Senior Representative and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Senior Representative shall have received a counterpart of this Supplement that bears the signature of the New Grantor. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic method shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. Except as expressly supplemented hereby, the Second Lien Intercreditor Agreement shall remain in full force and effect.

Annex I-1

SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Second Lien Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 8.11 of the Second Lien Intercreditor Agreement. All communications and notices hereunder to the New Grantor shall be given to it in care of the Company as specified in the Second Lien Intercreditor Agreement.

SECTION 8. The Company agrees to reimburse the Senior Representative for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Senior Representative.

Annex I-2

IN WITNESS WHEREOF, the New Grantor, and the Senior Representative have duly executed this Supplement to the Second Lien Intercreditor Agreement as of the day and year first above written.

NAME OF NEW GRANTOR

By:
Name:
Title:

Acknowledged by:

JPMORGAN CHASE BANK, N.A., as Senior Representative

By:
Name:
Title:

[                             ], as Designated Second Priority Representative

By:
Name:
Title:

Annex I-3

ANNEX II

[FORM OF] JOINDER NO. [    ] dated as of [            ], 201[    ] to the SECOND LIEN INTERCREDITOR AGREEMENT dated as of June 21, 2013 (the “Second Lien Intercreditor Agreement”), among Quicksilver Resources Inc., a Delaware corporation (the “Company”), certain subsidiaries and affiliates of the Company (each a “Grantor”), JPMorgan Chase Bank, N.A., as Senior Representative, Credit Suisse AG, Cayman Islands Branch, as Initial Second Priority Representative, The Bank of New York Mellon Trust Company N.A., as Trustee and Second Lien Agent and the additional Representatives from time to time a party thereto.

A. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Second Lien Intercreditor Agreement.

B. As a condition to the ability of the Company to incur Second Priority Debt and to secure such Second Priority Class Debt with the Second Priority Lien and to have such Second Priority Class Debt guaranteed by the Grantors on a subordinated basis, in each case under and pursuant to the Second Priority Collateral Documents, the Second Priority Class Representative in respect of such Second Priority Class Debt is required to become a Representative under, and such Second Priority Class Debt and the Second Priority Class Debt Parties in respect thereof are required to become subject to and bound by, the Second Lien Intercreditor Agreement. Section 8.09 of the Second Lien Intercreditor Agreement provides that such Second Priority Class Debt Representative may become a Representative under, and such Second Priority Class Debt and such Second Priority Class Debt Parties may become subject to and bound by, the Second Lien Intercreditor Agreement, pursuant to the execution and delivery by the Second Priority Class Debt Representative of an instrument in the form of this Joinder and the satisfaction of the other conditions set forth in Section 8.09 of the Second Lien Intercreditor Agreement. The undersigned Second Priority Class Debt Representative (the “New Representative”) is executing this Supplement in accordance with the requirements of the Senior Debt Documents and the Second Priority Debt Documents.

Accordingly, the New Representative agrees as follows:

SECTION 1. In accordance with Section 8.09 of the Second Lien Intercreditor Agreement, the New Representative by its signature below becomes a Representative under, and the related Second Priority Class Debt and Second Priority Class Debt Parties become subject to and bound by, the Second Lien Intercreditor Agreement with the same force and effect as if the New Representative had originally been named therein as a Representative, and the New Representative, on behalf of itself and such Second Priority Class Debt Parties, hereby agrees to all the terms and provisions of the Second Lien Intercreditor Agreement applicable to it as a Second Priority Representative and to the Second Priority Class Debt Parties that it represents as Second Priority Debt Parties. Each reference to a “Representative” or “Second Priority Representative” in the Second Lien Intercreditor Agreement shall be deemed to include the New Representative. The Second Lien Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2. The New Representative represents and warrants to the Senior Representative and the other Secured Parties that (i) it has full power and authority to enter into this Joinder, in its capacity as [agent] [trustee] under [describe the new facility], (ii) this Joinder has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of such Agreement and (iii) the Second Priority Debt Documents relating to such Second Priority Class Debt provide that, upon the New Representative’s entry into this Agreement, the Second Priority Class Debt Parties in respect of such Second Priority Class Debt will be subject to and bound by the provisions of the Second Lien Intercreditor Agreement as Second Priority Debt Parties.

SECTION 3. This Joinder may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Joinder shall become effective when the Senior Representative shall have received a counterpart of this Joinder that bears the signature of the New Representative. Delivery of an executed signature page to this Joinder by facsimile transmission or other electronic method shall be effective as delivery of a manually signed counterpart of this Joinder.

SECTION 4. Except as expressly supplemented hereby, the Second Lien Intercreditor Agreement shall remain in full force and effect.

SECTION 5. THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Joinder should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Second Lien Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 8.11 of the Second Lien Intercreditor Agreement. All communications and notices hereunder to the New Representative shall be given to it at the address set forth below its signature hereto.

SECTION 8. The Company agrees to reimburse the Senior Representative for its reasonable out-of-pocket expenses in connection with this Joinder, including the reasonable fees, other charges and disbursements of counsel for the Senior Representative.

Annex II-2

IN WITNESS WHEREOF, the New Representative and the Senior Representative have duly executed this Joinder to the Second Lien Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW REPRESENTATIVE], as [ ] for the holders of [ ]

By:
Name:
Title:

Address for notices:

Attention of
Telecopy:

JPMORGAN CHASE BANK, N.A., as Senior Representative

By:
Name:
Title:

Annex II-3

Acknowledged by:

QUICKSILVER RESOURCES INC.

By:
Name:
Title:

THE GRANTORS LISTED ON SCHEDULE I HERETO

By:
Name:
Title:

Annex II-4

Schedule I to the

Joinder to the

Second Lien Intercreditor Agreement

Grantors

[                    ]

Annex II-5